THE STRONG                                  [PIE CHART OF ASSET DIVERSIFICATION
INCOME FUNDS                                        EMPHASIZING BONDS]


SEMI-ANNUAL REPORT o APRIL 30, 1997



                        THE STRONG SHORT-TERM BOND FUND
                     -------------------------------------
                     THE STRONG GOVERNMENT SECURITIES FUND
                     -------------------------------------
                         THE STRONG CORPORATE BOND FUND
                     -------------------------------------
                        THE STRONG HIGH-YIELD BOND FUND




                                 [STRONG LOGO]
                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

---------------------------------------1----------------------------------------
                                  HAVE A PLAN.

[PICTURE OF FOLDER LABELED INVESTMENTS]
Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

---------------------------------------2----------------------------------------
                      START INVESTING AS SOON AS POSSIBLE.

[PICTURE OF CLOCK]
Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

---------------------------------------3----------------------------------------
                           DIVERSIFY YOUR PORTFOLIO.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

---------------------------------------4----------------------------------------
                               INVEST REGULARLY.

[PICTURE OF MEMO REMINDER TO INVEST]
Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

---------------------------------------5----------------------------------------
                       MAINTAIN A LONG-TERM PERSPECTIVE.

[PICTURE OF GRAPH SLOPING UPWARD]
For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

---------------------------------------6----------------------------------------
             CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

---------------------------------------7----------------------------------------
              KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO.

[PICTURE OF DOLLAR SIGN]
To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

---------------------------------------8----------------------------------------
                            KNOW WHAT YOU'RE BUYING.

[PICTURE OF MAGNIFYING GLASS]
Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

THE STRONG
INCOME FUNDS

SEMI-ANNUAL REPORT o APRIL 30, 1997

                                TABLE OF CONTENTS


INVESTMENT REVIEWS
     The Strong Short-Term Bond Fund ......................................2

     The Strong Government Securities Fund ................................4

     The Strong Corporate Bond Fund .......................................6

     The Strong High-Yield Bond Fund ......................................8


FINANCIAL INFORMATION
     Schedules of Investments in Securities

         The Strong Short-Term Bond Fund .................................10

         The Strong Government Securities Fund ...........................14

         The Strong Corporate Bond Fund ..................................15

         The Strong High-Yield Bond Fund .................................18

     Statements of Assets and Liabilities ................................21

     Statements of Operations ............................................22

     Statements of Changes in Net Assets .................................23

     Notes to Financial Statements .......................................24


FINANCIAL HIGHLIGHTS .....................................................27

THE STRONG SHORT-TERM BOND FUND


OVER  THE  PAST  SIX  MONTHS,   WE  HAVE  MAINTAINED  OUR  CAREFUL  APPROACH  TO
FIXED-INCOME INVESTING.

The Strong Short-Term Bond Fund seeks total return by investing for a high level of current income with a low degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term, investment-grade debt obligations, and its average portfolio maturity will normally be between one and three years.

For the six months ended April 30, the Fund's total return stood at 3.68%, well ahead of our benchmarks and our peer group average: The Lehman Brothers 1-3 Year Government/Corporate Bond Index returned 2.26% for the same period, and the Lipper Short Investment Grade Debt Funds Index returned 2.27%.*(1)

===============================================
                ASSET ALLOCATION
        Based on net assets as of 4-30-97
===============================================
[PIE CHART]

Corporate Bonds                      54.5%
Non-Agency Mortgage- and
  Asset-Backed Securities            17.4%
U.S. Government and
  Agency Issues                      15.7%
Preferred Stocks                      7.0%
Short-Term Investments                3.6%
Convertible Securities                1.8%

The Fund's asset allocation does not reflect
any futures positions held by the Fund.
===============================================


===============================================
            PORTFOLIO STATISTICS
                As of 4-30-97
===============================================

30-DAY ANNUALIZED YIELD(2)   7.21%

AVERAGE MATURITY(3)          2.4 YEARS

AVERAGE QUALITY RATING(4)    A
===============================================


THE PAST SIX MONTHS
The first six months of the Fund's fiscal year can really be divided into two periods. First, in November and December 1996, the bond market rallied as investors expected the economy to slow in the first quarter of 1997. However, by early 1997, the market recognized that the economy was stronger than previously forecast. Furthermore, it became apparent that the Federal Reserve would need to raise short-term interest rates to slow economic growth and head off potential increases in inflation.

Rates rose significantly after Federal Reserve Chairman Alan Greenspan gave his Humphrey-Hawkins testimony to Congress in February. In his remarks, Greenspan gave a strong signal that the Fed would raise the fed funds rate in March--as it in fact did. Yields on two-year notes increased by more than 50 basis points to 6.27% over the six months through April, while 30-year bond yields rose by more than 30 basis points to 6.96%.

Although interest rates at the end of April were higher than in November, the market had stabilized within a month of the Fed's hike. Most investors appeared to believe that the increase in short-term interest rates needed to slow economic growth would be relatively small and short-lived.

===============================================
               LIPPER TOTAL
            RETURN RANKINGS(1)
               As of 4-30-97
===============================================

     1-YEAR             #3 OF 96

     5-YEAR             #2 OF 33

  Category: Short Investment Grade Debt
  Funds. Rankings are historical and do not
  represent future results. Source of Lipper
  rankings is Lipper Analytical Services, Inc.
===============================================


OUR STRATEGY REMAINS INTACT
In this environment over the past six months, we have maintained our careful approach to fixed-income investing. We believe that successful fixed-income management begins with a top-down analysis of the economy, interest rates, and the supply of and demand for credit--and ends with extensive security analysis. We also believe that defining benchmarks and then making only moderate deviations is an efficient way to help manage risk.

We have kept the Fund's interest-rate exposure slightly shorter than normal as a mild defensive measure against rising interest rates. The Fund's duration currently stands at 1.7 years.

We also have kept a good portion of the portfolio in floating-rate securities. As interest rates move up, the level of income these bonds pay out resets at higher levels. We intend to maintain this position for the foreseeable future.


ADDING INTERNATIONAL OPPORTUNITIES
In March, Shirish Malekar joined the management of the Strong Short-Term Bond Fund. We believe that, over time, international diversification can help reduce total portfolio risk and increase return potential. With his nine years of investment experience--including his management of the Strong International Bond Fund and the Strong Short-Term Global Bond Fund (both since March 1994)--Shirish will apply top-down analysis and individual security research to identify attractive international issues for the Fund. To help contain the risk that currency fluctuation can pose, he will actively hedge non-dollar-denominated investments. We anticipate that such investments will take up about 10% of the portfolio, even though the Fund's prospectus allows it to put up to 25% of assets in such securities.

OUTLOOK
As of the end of April, bond market sentiment appeared to hold that the Federal Reserve will only need to make modest adjustments to interest rates in order to achieve a slowdown in economic growth. We believe there is still some risk of higher interest rates, though; the economy has continued its strong momentum and the market for labor is still tight, driving increases in wages. The small increase in interest rates in March is unlikely to be enough to slow this economy in a meaningful way. Therefore, we intend to keep our interest-rate positioning somewhat shorter than usual.

That we have adopted a moderately defensive approach toward interest rates does not mean that we are pessimistic about bonds' prospects. To the contrary, we believe bonds represent a very good value to investors. They are particularly valuable as a way to moderate risk in more aggressive portfolios.

We appreciate your investment in the Strong Short-Term Bond Fund, and will do our best to earn your continued confidence.


Sincerely,



/s/Bradley C. Tank
Bradley C. Tank




/s/Lyle J. Fitterer
Lyle J. Fitterer




/s/Shirish T. Malekar
Shirish T. Malekar
Portfolio Comanagers

[PHOTO OF SHIRISH T. MALEKAR, BRADLEY C. TANK AND LYLE J. FITTERER]



================================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 8-31-87 to 4-30-97
================================================================================
[GRAPH]


       THE STRONG       1-3 Year          Lipper Short       1-3 Year Treasury/
       SHORT-TERM Government/Corporate  Investment Grade  Government-Sponsored/
       BOND FUND       Bond Index *      Debt Average *   Corporate Bond Index*
8-87     10,000           10,000            10,000                10,000
12-87    10,318           10,303            10,247                10,298
12-88    11,362           10,955            10,963                10,957
12-89    12,295           12,156            12,100                12,154
12-90    12,944           13,333            12,995                13,332
12-91    14,836           14,912            14,490                14,914
12-92    15,827           15,860            15,286                15,876
12-93    17,302           16,742            16,204                16,772
12-94    17,022           16,834            16,248                16,871
12-95    19,064           18,676            17,866                18,706
12-96    20,352           19,638            18,688                19,671
4-97     20,771           19,928+           18,950                19,964

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-3 Year Government/Corporate Bond Index, the Lipper Short
Investment Grade Debt Average, and the Salomon Brothers 1-3 Year Treasury/Government-Sponsored/Corporate Bond Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

+ The Lehman Brothers figure tracks the Salomon Brothers figure so closely that at points its results are not discernible on the graph.

================================================================================

===================================
          AVERAGE ANNUAL
         TOTAL RETURNS(1)
           As of 4-30-97
===================================

     1-YEAR              7.96%

     3-YEAR              6.99%

     5-YEAR              6.59%

SINCE INCEPTION          7.85%
  (on 8-31-87)
===================================

--------------------------------------------------------------------------------
* The Lehman Brothers 1-3 Year Government/Corporate Bond Index is an unmanaged index generally representative of all U.S. Government agency and Treasury securities and all investment-grade corporate debt securities with maturities of one to three years. The Lipper Short Investment Grade Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman and Salomon index data is Bloomberg. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

2 From time to time, the Fund's Advisor has waived its management fee and absorbed expenses, which has resulted in higher returns. Yields are historical and do not represent future yields, which will fluctuate.

3    The Fund's average maturity includes the effect of futures and options.

4 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

THE STRONG GOVERNMENT SECURITIES FUND


BECAUSE WE STRIVE WITH THIS FUND TO PROVIDE CONSISTENTLY ABOVE-AVERAGE RETURNS WITHOUT EXCESS VOLATILITY, ATTENTION TO VALUATIONS IS ESSENTIAL.

The Strong Government Securities Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund normally invests at least 80% of its total assets in U.S. government securities.(1)

For the six months ended April 30, the Fund's total return stood at 2.29%, well ahead of our benchmark and the average for our peer group of funds. The Lipper General U.S. Government Funds Index returned 1.25% for the same period.*(2)

================================================
            ASSET ALLOCATION
              As of 4-30-97
================================================
[PIE CHART]

U.S. Government and
  Agency Issues               81.6%
Corporate Bonds               12.8%
Preferred Stocks               5.1%
Municipal Bonds                0.5%

When-issued securities are reflected in the
Fund's allocation. The asset allocation
depicts market exposure and is not given as
a percentage of net assets.  The Fund's
allocation does not reflect any futures held
by the fund. U.S. Government and Agency Issues
include short-term government issues.
================================================


=======================================
           PORTFOLIO STATISTICS
               As of 4-30-97
=======================================

30-DAY ANNUALIZED YIELD(3)   6.87%

AVERAGE MATURITY(4)          7.6 YEARS

AVERAGE QUALITY RATING(5)    AAA
=======================================


THE PAST SIX MONTHS
The first six months of the Fund's fiscal year can really be divided into two periods. First, in November and December 1996, the bond market rallied as investors expected the economy to slow in the first quarter of 1997. However, by early 1997, the market recognized that the economy was stronger than previously forecasted. Furthermore, it became apparent that the Federal Reserve would need to raise short-term interest rates to slow economic growth and head off potential increases in inflation.

Rates rose significantly after Federal Reserve Chairman Alan Greenspan gave his Humphrey-Hawkins testimony to Congress in February. In his remarks, Greenspan gave a strong signal that the Fed would raise the fed funds rate in March--as it in fact did. Yields on two-year notes increased by more than 50 basis points to 6.27% over the six months through April, while 30-year bond yields rose by more than 30 basis points to 6.96%.

Although interest rates at the end of April were higher than in November, the market had stabilized within a month of the Fed's hike. Most investors appeared to believe that the increase in short-term interest rates needed to slow economic growth would be relatively small and short-lived.


OUR STRATEGY REMAINS INTACT
In this environment over the past six months, we have maintained our careful approach to fixed-income investing. We believe that successful fixed-income management begins with a top-down analysis of the economy, interest rates, and the supply of and demand for credit--and ends with extensive security analysis. We also believe that defining benchmarks and then making only moderate deviations is an efficient way to help manage risk.

We seek to add value to the portfolio in many different ways. To this end, we shortened the Fund's duration in February to help limit its sensitivity to interest-rate increases. The Fund's duration currently stands at 4.3, toward the short end of our typical range. We also positioned the Fund for a flattening of the yield curve--that is, a situation that can cause longer-maturity bonds to outperform shorter-maturity issues. This strategy paid off, as 30-year bonds proceeded to outperform two-year notes. Finally, we have moderately reduced our exposure to mortgage securities. We made this last move because we believe a good part of that market is now fully valued, making it harder to find opportunities at reasonable prices. Because we strive with this Fund to provide consistently above-average returns without excess volatility, this attention to valuations is essential.

=====================================
            LIPPER TOTAL
         RETURN RANKINGS(2)
            As of 4-30-97
=====================================

     1-YEAR         #23 OF 175

     3-YEAR          #4 OF 124

     5-YEAR          #3 OF 75

    10-YEAR          #1 OF 48

Category: U.S. Government Funds.
Rankings are historical and do not
represent future results. Source of
Lipper rankings is Lipper Analytical
Services, Inc.
=====================================

A NEW COMANAGER
In March, John Bender became comanager of the Strong Government Securities Fund. We're confident that John's eight years of investment experience--including time as an analyst and as comanager of the Strong Corporate Bond Fund--will add value to the management of this Fund.


OUTLOOK
As of the end of April, bond market sentiment appeared to hold that the Federal Reserve will only need to make modest adjustments to interest rates in order to achieve a slowdown in economic growth. We believe there is still some risk of higher interest rates, though; the economy has continued its strong momentum and the market for labor remains tight, driving increases in wages. The small increase in interest rates in March is unlikely to be enough to slow this economy in a meaningful way. Therefore, we intend to keep our interest-rate positioning somewhat shorter than usual.

We appreciate your investment in the Strong Government Securities Fund. We look forward to earning your continued confidence.


Sincerely,



/s/Bradley C. Tank
Bradley C. Tank


/s/John T. Bender
John T. Bender
Portfolio Comanagers

[PHOTO OF BRADLEY C. TANK AND JOHN T. BENDER]



================================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 10-29-86 to 4-30-97
================================================================================
[GRAPH]


         THE STRONG        Lehman Brothers    Lipper General
         GOVERNMENT            Aggregate      U.S. Government
       SECURITIES FUND        Bond Index *      Fund Index *
9-86        10,000              10,000             10,000
12-86       10,218              10,187             10,171
12-87       10,571              10,467             10,222
12-88       11,682              11,293             10,903
12-89       12,835              12,934             12,256
12-90       13,953              14,091             13,238
12-91       16,277              16,346             15,176
12-92       17,780              17,556             16,101
12-93       20,043              19,268             17,441
12-94       19,636              18,706             16,614
12-95       23,218              22,162             19,429
12-96       23,872              22,963             19,819
4-97        24,083              23,178             19,943

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Aggregate Bond Index and the Lipper General U.S. Government Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of October 1986.
================================================================================


====================================
           AVERAGE ANNUAL
          TOTAL RETURNS(2)
           As of 4-30-97
====================================

     1-YEAR              7.96%

     3-YEAR              6.99%

     5-YEAR              6.59%

SINCE INCEPTION          7.85%
  (on 8-31-87)
====================================


--------------------------------------------------------------------------------

* The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper General U.S. Government Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1    Fund shares are neither insured nor guaranteed by the U.S. Government.

2 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

3 From time to time, the Fund's Advisor has waived its management fee and absorbed expenses, which has resulted in higher returns. Yields are historical and do not represent future yields, which will fluctuate.

4 The Fund's average maturity includes the effect of futures, options, and when-issued securities.

5 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

THE STRONG CORPORATE BOND FUND

OUR MOST SIGNIFICANT CHANGE IN SECTOR ALLOCATION OVER THE PAST SIX MONTHS WAS AN INCREASE IN OUR EXPOSURE TO THE BANKING INDUSTRY.

The Strong Corporate Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests primarily in investment-grade corporate debt obligations.

For the six months ended April 30, the Fund's total return stood at 3.22%, well ahead of our benchmarks and our peer group: The Lehman Brothers Corporate BAA Bond Index returned 1.63% for the same period, and the Lipper Corporate Debt Funds BBB Rated Index returned 1.87%.*(1)

============================================
             ASSET ALLOCATION
               As of 4-30-97
============================================
[PIE CHART]

Corporate Bonds               80.0%
Preferred Securities           9.1%
Non-Agency Mortgage- and
  Asset-Backed Securities      6.6%
Convertible Securities         2.4%
U.S. Government and
  Agency Issues                1.9%

When-issued securities are reflected in
the Fund's allocation.  The asset allocation
depicts market exposure and is not given as
a percentage of net assets. The Fund's
allocation does not reflect any futures held
by the fund.
============================================

THE PAST SIX MONTHS
The first six months of the Fund's fiscal year can really be divided into two periods. First, in November and December 1996, the bond market rallied as investors expected the economy to slow in the first quarter of 1997. However, by early 1997, the market recognized that the economy was stronger than previously forecasted. Furthermore, it became apparent that the Federal Reserve would need to raise short-term interest rates to slow economic growth and head off potential increases in inflation.

Rates rose significantly after Federal Reserve Chairman Alan Greenspan gave his Humphrey-Hawkins testimony to Congress in February. In his remarks, Greenspan gave a strong signal that the Fed would raise the fed funds rate in March--as it in fact did late that month. Yields on two-year notes increased by more than 50 basis points to 6.27%, while 30-year bond yields rose by more than 30 basis points to 6.96% at the end of April.

Although interest rates at the end of April were higher than in November, the market had stabilized within a month of the Fed's hike. Most investors appeared to believe that the increase in short-term interest rates needed to slow economic growth would be relatively small and short-lived.

=======================================
        PORTFOLIO STATISTICS
            As of 4-30-97
=======================================

30-DAY ANNUALIZED YIELD(2)   7.33%

AVERAGE MATURITY(3)          10.5 YEARS

AVERAGE QUALITY RATING(4)      BBB
=======================================

OUR STRATEGY REMAINS INTACT
In this environment over the past six months, we have maintained our careful approach to fixed-income investing. As we manage the portfolio, we consider the average maturity, sector weightings, and other characteristics of our benchmark, the Lehman Brothers Corporate BAA Bond Index. We deviate from this index to the extent that our research indicates is appropriate.

We seek to add value to the portfolio in many different ways. To this end, we shortened the Fund's duration in February to help limit its sensitivity to interest-rate increases. We also positioned the Fund for a flattening of the yield curve--that is, a situation that can cause longer-maturity bonds to outperform shorter-maturity issues. This strategy paid off, as 30-year bonds proceeded to outperform two-year notes. Finally, we have continued to boost returns through careful issue selection and sector rotation within the corporate-bond market.

Our most significant change in sector allocation over the past six months was an increase in our exposure to the banking industry. We believe that continued consolidation in this sector--particularly in regional banking--is likely to allow for many improvements in these issues' ratings, with subsequent price appreciation.

============================================
             LIPPER TOTAL
          RETURN RANKINGS(1)
            As of 4-30-97
============================================

     1-YEAR         #9 OF 108

     3-YEAR         #3 OF 67

     5-YEAR         #3 OF 34

     10-YEAR        #17 OF 19

Category: Corporate Debt BBB Rated Funds.
Rankings are historical and do not represent
future results. Source of Lipper rankings
is Lipper Analytical Services, Inc.
============================================

OUTLOOK
As of the end of April, bond market sentiment appeared to hold that the Federal Reserve will only need to make modest adjustments to interest rates in order to achieve a slowdown in economic growth. We believe there is still some risk of higher interest rates, though; the economy has continued its strong momentum and the market for labor is still tight, driving increases in wages. The small increase in interest rates in March is unlikely to be enough to slow this economy in a meaningful way. Therefore, we intend to keep our interest-rate positioning somewhat shorter than usual. However, with continued strong economic fundamentals and corporate earnings, we expect to find good opportunities for outperformance in both the investment-grade and high-yield markets going forward.

Thank you for your investment in the Strong Corporate Bond Fund. We look forward to serving your investment needs in the future.


/s/Jeffrey A. Koch
Jeffrey A. Koch


/s/John T. Bender
John T. Bender
Portfolio Comanagers

[PHOTO OF JEFFREY A. KOCH & JOHN T. BENDER]



================================================================================
                       GROWTH OF AN ASSUMED $10,000 INVESTMENT
                              From 12-12-85 to 4-30-97
================================================================================
[GRAPH]

         THE STRONG   Lehman Brothers     Lipper Corporate
         CORPORATE     Corporate BAA        Debt Funds BBB
         BOND FUND      Bond Index *         Rated Index *
11-85      10,000          10,000               10,000
12-85      10,300          10,161               10,184
12-86      13,399          11,800               11,595
12-87      13,997          12,322               11,881
12-88      15,744          13,653               12,977
12-89      15,799          15,521               14,342
12-90      14,816          16,341               15,275
12-91      17,013          19,497               17,908
12-92      18,611          21,329               19,361
12-93      21,731          24,086               21,838
12-94      21,447          23,317               20,846
12-95      26,892          28,617               25,052
12-96      28,380          29,768               26,083
4-97       28,755          29,988               26,261

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Corporate BAA Bond Index and the Lipper Corporate Debt Funds BBB Rated Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of December 1985.
================================================================================

=====================================
          AVERAGE ANNUAL
          TOTAL RETURNS(1)
          As of 4-30-97
=====================================

     1-YEAR              10.20%

     5-YEAR              10.70%

     10-YEAR              7.38%

SINCE INCEPTION           9.72%
  (on 12-12-85)
=====================================

--------------------------------------------------------------------------------
* The Lehman Brothers Corporate BAA Bond Index is an unmanaged index comprised of all issues within the Lehman Brothers Corporate Bond Index that are rated Baa by Moody's Investors Services, Inc. The Lipper Corporate Debt Funds BBB Rated Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

2 Yields are historical and do not represent future yields, which will fluctuate.

3 The Fund's average maturity includes the effect of futures, options, and when-issued securities.

4 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

THE STRONG HIGH-YIELD BOND FUND

WE ANTICIPATE THAT FUNDAMENTAL CONDITIONS WILL REMAIN VERY POSITIVE FOR THE BALANCE OF THE YEAR.


The Strong High-Yield Bond Fund seeks total return by investing for a high level of current income and capital growth. The Fund invests primarily in medium- and lower-quality corporate debt obligations.

================================================
                 ASSET ALLOCATION
         Based on net assets as of 4-30-97
================================================

                QUALITY BREAKDOWN
                   [PIE CHART]

B-Rated Bonds                      43.2%
BB-Rated Bonds                     29.8%
Short-Term Investments             10.8%
Unrated                             6.7%
Preferred Stocks and Warrants       6.7%
Investment Grade Bonds              1.8%
CCC-Rated Bonds                     1.0%

                SECTOR BREAKDOWN
                   [PIE CHART]

Corporate Bonds                    81.4%
Short-Term Investments             10.8%
Stocks and Warrants                 6.2%
Non-Agency Mortgage- and
  Asset-Backed Securities           1.1%
Convertible Securities              0.5%


The Fund's asset allocation does not reflect any
futures positions held by the Fund.
================================================


STRONG PERFORMANCE CONTINUED
For the six months ended April 30, 1997, the Fund posted a total return of 7.26%. That places it well ahead of our benchmark, the Lehman Brothers High-Yield Bond Index, which returned 4.94%. We also out-paced our peer group, represented by the Lipper High Current Yield Funds Index. It averaged a return of 4.17% for the same six-month period.*(1)

=============================================
            PORTFOLIO STATISTICS
                As of 4-30-97
=============================================

30-DAY ANNUALIZED YIELD(2)   9.37%

AVERAGE MATURITY(3)          5.6 YEARS

AVERAGE QUALITY RATING(4)    BB
=============================================

NAVIGATING A TRICKY MARKET
Although we enjoyed success, the market presented us with challenges. From November through most of March, the market overall had a fairly complacent tone. It may have been too complacent, particularly with regard to securities from less-established companies--ones where significant improvements lie four to five years away.

These lower-quality issues became overpriced, and subsequently were among the hardest hit in late March and in April, when a correction hit the market. The catalyst for the downturn was the Federal Reserve's raising of interest rates, even though high-yield bonds tend to be less sensitive to changes in interest rates than investment-quality issues.

Some changes we had made to the portfolio helped us to weather the correction. We had worked to raise the Fund's credit profile, building BB issues to about a third of the portfolio. That raised the Fund's average credit quality to BB from B six months earlier--still in line with our benchmark, but a boost given that lower-quality issues suffered the most when the market turned down. We had also pulled the Fund's duration in to about 90% of our benchmark's, which translates into a figure of 4.0. That decreased sensitivity to interest-rate hikes was beneficial as rates moved up.

============================================
                LIPPER TOTAL
              RETURN RANKING(1)
                As of 4-30-97
============================================

            1-YEAR     #5 OF 158

Category: High Current Yield Funds. Rankings
are historical and do not represent future
results. Source of Lipper rankings is Lipper
Analytical Services, Inc.
============================================

WHERE WE ARE NOW
That difficult three weeks served as a wakeup call for the market, restoring some rationality. It left in its wake some unpleasantness, but some opportunity as well.

The difference--or spread--between the yields of high-yield bonds and those of high-quality issues such as Treasuries has since returned to a fairly narrow band. Investors are confident in companies' ability to pay off their debt, stimulating demand for high-yield issues and thus driving their prices higher. We anticipate that those spreads will remain tight over the next several months or longer, as investors remain optimistic.

We believe that optimism is justified, given strong reports on the first-quarter GDP growth rate and the number of companies posting earnings in excess of analysts' estimates. Reports of that growth slowing somewhat are also positive, as they mark a retreat to levels that are sustainable over the longer term.

Sectors we're favoring at the moment include airlines, led by top holding US Airways. We like this company for its healthy level of cash and unencumbered assets, and its dedication to controlling labor costs and cutting unprofitable routes. We also like larger, broad line financial institutions, which seem to be insulated from the troubles hurting some more narrowly focused financial firms.

We're underweighting oil and gas issues. These were overpriced before the correction, and now appear to be just fairly priced. Because we generally look for issues that are selling cheaply relative to their potential return, they still don't appeal to us at their current prices.

OUTLOOK
We anticipate that fundamental conditions will remain very positive for the balance of the year. That said, we will still be grappling with the tight spreads between Treasury-bond yields and those on lower-quality issues, and it seems entirely plausible that the Fed will raise interest rates at least once more in the coming months. That's one reason we expect more volatility in this area than we saw for most of the past year.

Even under smooth conditions, though, the high-yield bond market is one that demands a certain patience from its investors. Because this Fund invests primarily in non-investment grade bonds (sometimes called junk bonds), it is subject to greater share-price volatility than a fund that invests primarily in investment-grade bonds. That's why we strongly recommend that investors in this Fund maintain a long-term time horizon. Even when short-term volatility does hit the market, the income stream this Fund provides can serve as a healthy cushion.

The Fund's increased quality and shortened duration should help it contend with shorter-term ups and downs. We may even raise the portfolio's credit quality further, favoring BB issues over Bs. Were the economy's growth rate to slow somewhat, triggering a sustained rally in Treasury bonds, it's possible we could make such a move while maintaining the level of income that this Fund is designed to provide.

We thank you for your investment in the Strong High-Yield Bond Fund. We look forward to continuing to serve your investment needs.


Sincerely,



/s/Jeffrey A. Koch
Jeffrey A. Koch
Portfolio Manager

[PHOTO OF JEFFREY A. KOCH]


================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 12-28-95 to 4-30-97
================================================================================
[GRAPH]

         THE STRONG    Lehman Brothers     Lipper High
         HIGH-YIELD      High-Yield       Current Yield
          BOND FUND      Bond Index *     Funds Index *
11-95       10,000         10,000            10,000
12-95       10,031         10,015            10,014
3-96        10,849         10,192            10,270
6-96        11,424         10,361            10,435
9-96        12,076         10,774            10,919
12-96       12,724         11,151            11,282
3-97        12,917         11,276            11,328
4-97        13,050         11,394            11,423

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers High-Yield Bond Index and the Lipper High Current Yield Funds
Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of December 1995.
================================================================================

========================================
            AVERAGE ANNUAL
           TOTAL RETURNS(1)
             As of 4-30-97
========================================

     1-YEAR              18.62%

SINCE INCEPTION          21.90%
 (on 12-28-95)
========================================

--------------------------------------------------------------------------------
* The Lehman Brothers High-Yield Bond Index is an unmanaged index generally representative of the performance of corporate bonds rated below investment grade. The Lipper High Current Yield Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

2 The Advisor temporarily waived fees of 0.110% and absorbed expenses of 0.135%. Otherwise, current yield would have been 9.12% and returns would have been lower. Yields are historical and do not represent future yields, which will fluctuate.

3    The Fund's average maturity includes the effect of futures.

4 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

SCHEDULES OF INVESTMENTS IN SECURITIES                April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND
                                                                 VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
CORPORATE BONDS 54.3%
ARA Services, Inc. Guaranteed Notes, 10.625%,
  Due 8/01/00                                      $10,600      $11,503
Bay View Capital Corporation Senior Debentures,
  8.42%, Due 6/01/99 (Acquired 5/13/96 - 5/28/96;
  Cost $7,000) (b)                                   7,000        7,019
Building Materials Corporation Senior Deferred
  Coupon Notes, Series B, Zero%, Due 7/01/04
  (Rate Reset Effective 7/01/99)                     6,200        5,503
Chase Capital III Capital Securities, 6.1047%,
  Due 3/01/27 (Rate Reset Effective 6/01/97)        10,000        9,786
Chesapeake Energy Corporation Senior Notes,
  7.875%, Due 3/15/04 (Acquired 3/12/97 - 3/18/97;
  Cost $8,973) (b)                                   9,000        8,730
Citicorp Floating Rate Notes, 5.875%, Due 11/27/35  22,000       20,488
Contifinancial Corporation Senior Notes, 7.50%,
  Due 3/15/02 (Acquired 3/07/97; Cost $9,276) (b)    9,310        9,135
Contifinancial Corporation Senior Notes, 8.375%,
  Due 8/15/03                                       13,055       13,153
CoreStates Capital III Floating Rate Capital Trust
  Pass-Thru Securities, 6.1325%, Due 2/15/27
  (Rate Reset Effective 5/15/97) (Acquired 2/11/97;
  Cost $17,134) (b)                                 17,500       16,821
Credit Lyonnais Floating Rate Notes, 6.625%,
  Due 9/19/49                                        5,000        4,944
Crestar Capital Trust I Capital Securities, 8.16%,
  Due 12/15/26 (Acquired 12/20/96; Cost $6,755)(b)   6,755        6,556
Custom Repackaged Asset Vehicle Trusts - Walt
  Disney Credit-Linked Trust Certificates,
  Series 1996-403, 7.20%, Due 1/10/07
  (Acquired 12/18/96; Cost $4,559) (b)               4,562        4,482
Custom Repackaged Asset Vehicle Trusts - Wal-Mart
   Credit-Linked Trust Certificates, Series 1996-401,
   7.35%, Due 7/17/06 (Acquired 10/16/96;
  Cost $4,843) (b)                                   4,858        4,817
Delta Air Lines, Inc. Pass-Thru Certificates:
  Series 1992-B1, 9.375%, Due 9/11/07               20,684       22,353
  Series 1993-A1, 9.875%, Due 4/30/08                8,211        9,120
Walt Disney Company Euro-Dollar Senior Notes,
  2.00%, Due 3/01/00 (Acquired 9/19/96;
  Cost $12,500) (b)                                 10,000       12,700
Falcon Drilling, Inc. Senior Notes, Series B, 9.75%,
  Due 1/15/01                                        2,780        2,863
Ferrellgas LP/Ferrellgas Financial Corporation
  Senior Notes, 10.00%, Due 8/01/01                  6,100        6,329
First Bank System, Inc. Floating Rate Subordinated
  Notes, 5.6875%, Due 11/30/10 (Putable at $100
  on 11/30/00)                                       4,000        4,035
First Nationwide Holdings, Inc. Senior Exchange
  Notes, 12.25%, Due 5/15/01                         5,000        5,513
First Nationwide Holdings, Inc. Senior Subordinated
  Notes, 10.625%, Due 10/01/03                       2,000        2,120
Foreningsbanken AB Floating Rate Notes, 6.293%,
  Due 12/29/49 (Acquired 12/10/96; Cost $4,989)(b)   5,000        5,003
Harrahs Operating, Inc. Guaranteed Senior
  Subordinated Notes, 8.75%, Due 3/15/00             9,116        9,276
Health & Retirement Properties Trust Senior
  Floating Rate Notes, Series B, 6.5364%,
  Due 7/13/99 (Rate Reset Effective 7/14/97)        10,000        9,923
Homeside, Inc. Senior Secured Second Priority
  Notes, 11.25%, Due 5/15/03                        16,800       19,152
Hook-SupeRx, Inc. Senior Notes, 10.125%,
  Due 6/01/02                                        8,180        8,589
Huntington Capital I Variable Rate Capital Income
  Securities, 6.5516%, Due 2/01/27 (Rate Reset
  Effective 7/31/97) (Acquired 1/30/97;
  Cost $16,036) (b)                                 16,500       16,059
ISP Holdings, Inc. Senior Notes, 9.00%, Due
  10/15/03                                           5,000        5,075
Imperial Capital Trust I Guaranteed Capital
  Securities, 9.98%, Due 12/31/26 (Acquired 4/21/97;
  Cost $4,888) (b)                                   5,000        4,961
Long Island Lighting Company Debentures, 8.90%,
  Due 7/15/19                                       21,034       22,215
MIC Financing Trust I Units, 8.375%, Due 2/01/27
  (Acquired 1/23/97; Cost $14,953) (b)              15,000       14,656
Marine Midland Bank Floating Rate Notes, 5.875%,
  Due 12/31/09                                       4,400        4,281
Mark IV Industry, Inc. Senior Subordinated Notes,
  8.75%, Due 4/01/03                                14,027       14,097
Mohegan Tribal Gaming Authority Connecticut
  Senior Secured Notes, Series B, 13.50%,
  Due 11/15/02                                      12,000       15,780
NBD Bancorp, Inc. Subordinated Floating Rate
  Notes, 5.8125%, Due 12/18/05                       5,000        4,993
NWA Trust Number 2 Subordinated Aircraft Notes,
  13.875%, Due 6/21/08                               7,209        8,471
NWCG Holdings Corporation Senior Secured
  Discount Notes, Series B, Zero %, Due 6/15/99     33,295       28,592
News America Holdings, Inc. Debentures, 8.15%,
  Due 10/17/36                                      14,700       14,099
News America Holdings, Inc. Senior Debentures,
  7.70%, Due 10/30/25                                5,000        4,712
Niagara Mohawk Power Corporation Bonds, 6.875%,
  Due 4/01/03                                       10,000        9,465
North Fork Bancorp Capital Trust Pass-Thru
  Securities, 8.70%, Due 12/15/26
  (Acquired 12/23/96; Cost $8,469) (b)               8,500        8,288
Northwest Airlines, Inc. Guaranteed Senior Notes,
  12.091%, Due 12/31/00                              7,159        7,338
Onbank Capital Trust I Capital Securities, 9.25%,
  Due 2/01/27 (Acquired 1/30/97; Cost $5,000) (b)    5,000        4,967
Panamerican Beverages, Inc. Senior Notes, 8.125%,
  Due 4/01/03                                        8,300        8,409
Panamsat LP/ Panamsat Capital Corporation
  Senior Secured Notes, 9.75%, Due 8/01/00          32,255       33,868
Provident Capital Trust I Capital Securities, 8.60%,
  Due 12/01/26                                       5,000        4,784
Repap New Brunswick, Inc. First Priority Senior
  Secured Floating Rate Notes, 9.125%, Due 7/15/00
  (Rate Reset Effective 7/15/97)                     6,000        5,940
Revco D.S., Inc. Senior Notes, 9.125%, Due 1/15/00  11,306       11,659
Riggs Capital Trust Bonds, 8.625%, Due 12/31/26
  (Acquired 12/20/96 - 1/15/97; Cost $11,565) (b)   11,500       11,123
Rogers Cantel Mobile, Inc. Guaranteed Senior
  Subordinated Notes, 11.125%, Due 7/15/02           7,500        7,856
Safeway, Inc. Senior Subordinated Notes, 10.00%,
  Due 12/01/01                                       5,000        5,517
Salomon, Inc. Senior Consumer Price Index-Linked
  Bonds, 3.65%, Due 2/14/02                         15,000       14,644
Swedbank Floating Rate Debt Unit (Medium Term
  Structured Enhanced Return Trusts 1996, Series
  R-35), 6.396%, Due 11/10/02 (Acquired 10/16/96;
  Cost $10,000) (b)                                 10,000       10,000
Tenet Healthcare Corporation Senior Notes,
  7.875%, Due 1/15/03                               25,000       24,750
Terra Nova Insurance UK Holdings PLC Senior
  Guaranteed Notes, 10.75%, Due 7/01/05              7,500        8,320
Time Warner Pass-Thru Asset Trust Securities,
  Series 1997-1, 6.10%, Due 12/30/01
  (Acquired 1/08/97; Cost $15,264) (b)              16,000       15,138
TKR Cable I, Inc. Senior Debentures, 10.50%,
  Due 10/30/07                                      20,270       21,965
Trident NGL, Inc. Subordinated Notes, 10.25%,
  Due 4/15/03                                        2,800        3,024

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND (continued)
                                                                 VALUE
                                                 PRINCIPAL     (NOTE 2)
                                                   AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
Triton Energy Corporation Senior Subordinated
  Notes, 9.75%, Due 12/15/00                      $ 17,960     $ 19,280
Triton Energy, Ltd./Triton Energy Corporation
  Senior Notes, 8.75%, Due 4/15/02                   7,990        8,136
Union Bank of Norway Debt Unit with Premium
  Call (Medium Term Structured Enhanced Return
  Trusts 1996, Series R-33), 7.05%, Due 12/20/00
  (Acquired 4/03/96 - 11/06/96; Cost $12,243) (b)   12,500       12,232
Union Planters Trust Capital Securities, 8.20%,
  Due 12/15/26 (Acquired 12/20/96; Cost $2,971)(b)   3,000        2,871
Viacom International, Inc. Senior Subordinated Notes,
  8.75%, Due 5/15/01 (Rate Reset Effective 5/15/98) 20,000       20,446
                                                             ----------
TOTAL CORPORATE BONDS (COST $681,028)                           677,924

CONVERTIBLE BONDS 1.8%
Time Warner, Inc. Convertible Liquid Yield Option
  Notes, Zero %, Due 12/17/12 (COST $21,134)        58,000       22,693

NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES 17.4%
CS First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series
  1994-MHC1, Class A-1X, Interest Only, 5.5227%,
  Due 4/25/11                                       18,743          135
CS First Boston Mortgage Securities Corporation
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1994-MHC1, Class D, 7.325%, Due 4/25/11     5,000        5,050
Chase Mortgage Finance Corporation Mortgage
  Pass-Thru Certificates, Series 1990-G, Class A-Z1,
  9.50%, Due 12/25/21                                2,988        3,035
Chase Mortgage Finance Corporation Variable Rate
  Multiclass Mortgage Pass-Thru Certificates, 8.0126%
  Due 8/28/23 (Acquired 9/27/96; Cost $5,608) (b)    6,276        6,315
Citicorp Mortgage Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 1987-2, 8.50%,
  Due 4/01/02                                        7,219        7,286
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates:
  Series 1988-3, Class A-2, 9.00%, Due 4/01/18       1,734        1,753
  Series 1993-3,  Class B-1, 7.00%, Due 3/25/08
  (Acquired 10/23/96; Cost $2,490) (b)               2,528        2,468
Collateralized Mortgage Obligation Trust 47,
  Class E, Principal Only, Due 9/01/18               1,506          634
Collateralized Mortgage Obligation Trust 61,
  Class Z, 9.10%, Due 1/01/20                        3,652        3,768
Collateralized Mortgage Obligation Trust Inverse
  Floating Rate Collateralized Mortgage Obligation,
  Series 13, Class Q, 15.2759%, Due 1/20/03          1,400        1,521
Contimortgage Home Equity Loan Trust Interest
  Only Senior Strip Certificates, Series 1996-2,
  Class A, 1.4247%, Due 7/15/27 (Acquired 6/14/96;
  Cost $5,397) (b)                                 187,090        5,276
Contimortgage Yield Maintenance Trust Certificates,
  Series 1996-2, Zero %, Due 7/01/27
  (Acquired 6/14/96; Cost $807) (b)                    807          807
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates, Series
  92-Q4, Class A-2, 7.1039%, Due 7/25/22             3,088        3,119
DLJ Mortgage Acceptance Corporation Variable
  Rate Multifamily Mortgage Pass-Thru Certificates,
  Series 1993-MF10, Class A-1, Interest Only, 0.80%,
  Due 7/15/03                                       23,726          593
Fund America Structured Transactions, LP
  Collateralized Notes:
  Series 1996-1, Principal Only, Due 10/28/33
  (Acquired 3/07/96; Cost $5,962) (b)                8,327        6,131
  Series 1996-2, Class A, Principal Only, Due 3/25/26
  (Acquired 10/15/96; Cost $3,304) (b)               4,771        3,370
GMBS, Inc. Countrywide Funding Certificates,
  Series 1990-1, Class Z, 9.25%, Due 1/28/20         6,338        6,489
Greenwich Capital Acceptance, Inc. Mortgage
  Securities, Series 1993-P01, Class E, Principal
  Only, Due 11/26/17                                 9,560        5,694
Greenwich Capital Acceptance, Inc. Variable Rate
  Mortgage Pass-Thru Certificates, Series 1991-1,
  Class A, 7.2548%, Due 2/25/21 (Acquired 4/18/96;
  Cost $15,038) (b)                                 14,743       15,038
Home Equity Loan Real Estate Mortgage Investment
  Conduit Trust Closed-End Asset-Backed
  Certificates, Series 1992-1, Class B, 5.85%,
  Due 11/17/14                                       1,107        1,068
Kmart CMBS Financing, Inc. Floating Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1997-1, Class D, 6.7875%, Due 3/01/07
  (Acquired 3/10/97; Cost $4,517) (b)                4,500        4,513
ML TR X Collateralized Mortgage Obligation,
  Class C, Principal Only, Due 7/25/17              10,874       10,711
Merrill Lynch Credit Corporation Senior
  Subordinated Variable Rate Mortgage Pass-Thru
  Certificates, Series 1994-A, Class M1, 6.30%,
  Due 8/15/19                                       13,423       12,847
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 6.50%,
  Due 8/17/23                                       11,244       11,143
Merrill Lynch Mortgage Investors, Inc. Mortgage
  Pass-Thru Certificates, Series 1994-C1, Interest
  Only, 0.622%, Due 11/25/20                        82,429        1,326
Prudential Home Thirty-Year Mortgage Trust
  Subordinated Mortgage Securities, Series 1992-A,
  Class B2-2, 7.90%, Due 4/28/22 (Acquired 10/03/96;
  Cost $7,500) (b)                                   7,500        7,500
Residential Funding Mortgage Securities I, Inc.
  Mortgage Pass-Thru Certificates, Series 1993-M23,
  Class A-1, 6.97%, Due 8/28/23                      2,177        2,157
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc.:
  Series 1991-11, Class 1-L, 8.625%, Due 10/25/21   11,850       12,131
  Series 1992-1, Class A-2, 7.8986%, Due 8/25/20     3,545        3,612
  Series 1992-6, Class A-4, 7.6022%, Due 11/25/25    1,781        1,815
RTC Variable Rate Mortgage Pass-Thru Securities,
  Inc. Commercial Pass-Thru Certificates,
  Series 1994-C2, Class E, 8.00%, Due 4/25/25       12,287       12,498
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securities:
  Series 1991-B1, 7.3307%, Due 3/25/20               4,185        4,241
  Series 1992-3, Class A-2, 7.4258%, Due 6/25/20     9,769        9,842
Ryland Mortgage Securities Corporation III Variable
  Rate Collateralized Mortgage Bonds, Series 1992-C,
  Class 3-A, 11.7531%, Due 11/25/30                  3,112        3,285
Ryland Mortgage Securities Corporation IV Variable
  Rate Collateralized Mortgage Bonds, Series 2,
  Class 3-A, 11.9526%, Due 6/25/23                   2,866        3,004
Salomon Brothers Mortgage Securities VI, Inc.
  Stripped Coupon Mortgage Pass-Thru Certificates,
  Series 1987-3, Class A, Principal Only, Due
  10/23/17                                           2,155        1,673
Santa Barbara Savings & Loan Association
  Real Estate Mortgage Investment Conduit
  Participation Certificates, Series 1988-A,
  Class 2, Principal Only, Due 9/01/18               1,692        1,237
Shearson Lehman Pass-Thru Securities, Inc. Asset
  Trust Variable Rate Pass-Thru Certificates,
  Series 88-3A, 7.5811%, Due 9/15/18                 6,757        6,858

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND (continued)
                                                  SHARES OR      VALUE
                                                  PRINCIPAL    (NOTE 2)
                                                    AMOUNT  (In Thousands)
--------------------------------------------------------------------------------
Structured Asset Notes Transactions, Ltd. Variable
  Rate Notes, Series 1996-A, Class A-1, 7.156%,
  Due 10/28/03 (Acquired 1/21/97; Cost
  $12,039)                                         $12,106     $ 12,030
Structured Asset Securities Corporation
  Collateralized Mortgage Obligation, Series 1991-2,
  Class SC, 13.11%, Due 1/20/20                     10,628       11,132
Structured Mortgage Asset Residential Trust
  Multiclass Pass-Thru Certificates, Series 1992-5,
  Class BO, Principal Only, Due 6/25/23              1,647        1,284
U-Haul Self-Storage Corporation Commercial
  Mortgage Asset Trust Variable Rate Pass-Thru
  Certificates, Series 1993-1, Class A1, 7.15%,
  Due 12/01/20 (Acquired 12/02/93; Cost $1,630)(b)   1,630        1,630
                                                             ----------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES (COST $212,940)                                    216,019

UNITED STATES GOVERNMENT & AGENCY
  ISSUES 15.7%
FHLMC Participation Certificates:
  6.50%, Due 5/01/04                                 1,681        1,652
  8.50%, Due 4/01/01 thru 10/01/05                   1,284        1,317
  8.75%, Due 10/01/01                                1,134        1,161
  9.00%, Due 12/01/04 thru 5/01/06                  11,209       11,596
  9.50%, Due 3/01/11                                   713          765
  9.75%, Due 8/01/02                                 3,464        3,610
  10.25%, Due 7/01/09 thru 10/01/14                    687          745
  10.50%, Due 1/01/10 thru 7/01/19                   1,517        1,664
  10.75%, Due 9/01/09 thru 10/01/17                    763          838
  11.25%, Due 11/01/09                                 489          543
FHLMC Variable Rate Participation Certificates,
  7.195%, Due 5/01/26                               19,173       19,724
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Pass-Thru Certificates:
  9.00%, Due 11/01/24                                3,648        3,872
  10.00%, Due 7/01/04                                1,933        2,032
  11.00%, Due 9/01/20                               11,137       12,434
  12.00%, Due 3/01/17                                8,441        9,594
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Pass-Thru Certificates, Series 1992-41,
  Class J, Accretion Directed Interest Only,
  1005.049%, Due 12/25/02                               14           95
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Variable Rate Pass-Thru Certificates:
  8.313%, Due 4/01/02                                8,228        8,243
  Series 1992-G64, Class SE, 8.729%, Due 3/25/22     3,297        2,771
FNMA Stripped Mortgage-Backed Securities:
  Series 1993-12, Class C, Principal Only, Due
  2/25/23                                           23,200       19,504
  Series 1993-M1, Class N, Interest Only, 0.84%,
  Due 4/25/20                                       92,180          850
  Series 1995-G2, Class IO, Interest Only, 0.6648%
  Due 5/25/20                                       15,729        2,814
GNMA Guaranteed Pass-Thru Certificates:
  7.50%, Due 12/15/07                                8,486        8,590
  9.75%, Due 9/15/05 thru 11/15/05                   2,310        2,446
  10.00%, Due 2/20/18                                  955        1,042
  11.50%, Due 4/15/13                                  348          393
GNMA Guaranteed Platinum Pool Pass-Thru
  Certificates, 12.50%, Due 4/15/19                 38,348       44,053
Small Business Administration Guaranteed Loan
  Group #0190, Variable Rate Interest Only
  Certificates, 3.103%, Due 7/30/18                 23,583        2,712
Small Business Administration Guaranteed Loan
  Pool #440019, Interest Only Custodial Receipts,
  Series 1993-1A, 2.446%, Due 2/15/18               13,540        1,320
USGI FHA Insured Project Pool #2047, 6.90%,
  Due 8/01/14                                          470          439
USGI FHA Insured Project Pool #2047, 6.90%, Due
  8/01/14 (Assigned to Housing and Urban
  Development Committee due to issuer default)         235          211
USGI FHA Insured Project Pool Banco 85, 7.376%,
  Due 11/24/19                                       4,443        4,452
United States Treasury Notes:
  6.25%, Due 3/31/99                                23,000       22,993
  6.625%, Due 7/31/01                                2,200        2,206
                                                             ----------
TOTAL UNITED STATES GOVERNMENT & AGENCY
  ISSUES (COST $197,626)                                        196,681

PREFERRED STOCKS 7.0%
Banco Central Hispanoamericano, SA Eurocap
  Preferred                                        400,000       10,260
California Federal Preferred Capital Corporation
  Exchangeable Series A 9.125%                     320,000        8,040
First Nationwide Bank, Dallas, Texas 11.50%         89,100       10,135
Indosuez Holdings SCA Sponsored ADR 10.375%
  Representing 1/10 Series A (Acquired 11/15/96;
  Cost $3,684) (b)                                 127,850        3,554
Norwest Corporation Series A Cumulative
  Tracking/Residential Home Mortgage LLC
  (Acquired 12/16/94; Cost $23,000) (b)            115,000       24,003
Riggs National Corporation Series B 10.75%         504,651       14,319
Time Warner, Inc. Exchangeable Series K 10.25%      15,784       17,087
                                                             ----------
TOTAL PREFERRED STOCKS (COST $85,868)                            87,398

OPTIONS 0.2%
Merrill Lynch Deutsche-Mark Currency Options
  (Strike price is equal to the daily exchange rate,
  currently 1.7307. Expiration date is 7/14/97.)       140          182
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at a
  strike price of $100 beginning 4/09/04 and
  expiring 4/09/25.)                                39,583        2,070
                                                             ----------
TOTAL OPTIONS (COST $2,386)                                       2,252

SHORT-TERM INVESTMENTS (a) 2.6%
COMMERCIAL PAPER 0.8%
DISCOUNTED 0.7%
Asia Pulp and Paper Asian Currency Note, Zero%,
  Due 12/12/97                                      $2,000        1,896
Asia Pulp and Paper International Asian
  Currency Note, Zero%, Due 9/26/97
  (Acquired 4/03/97; Cost $4,833) (b)       12,000,000 IDR        4,669
Polysindo EKA Perkasa PT, Zero%,
  Due 10/09/97                                     $ 3,000        2,867
                                                             ----------
                                                                  9,432
INTEREST BEARING, DUE UPON DEMAND 0.1%
American Family Financial Services, Inc., 5.26%         56           56
Johnson Controls, Inc., 5.28%                          561          561
Sara Lee Corporation, 5.23%                             90           90
Wisconsin Electric Power Company, 5.30%                 37           37
                                                             ----------
                                                                    744
                                                             ----------
Total Commercial Paper                                           10,176

CORPORATE BONDS 1.0%
Ford Motor Credit Debt Unit with Premium Call
  (Structured Enhanced Return Trusts 1995,
  Series R-20), 9.75%, Due 2/03/98
  (Acquired 2/08/95; Cost $9,995) (b)               10,000       10,850
Russia Sovereign Risk Notes, Zero %, Due 6/18/97     2,000        1,960
                                                             ----------
                                                                 12,810

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND (continued)
                                                                 VALUE
                                                 PRINCIPAL     (NOTE 2)
                                                   AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT 0.5%
Cantor Fitzgerald & Company, Inc. (Collateralized by
  $6,185 United States Treasury Notes, 5.875%,
  Due 3/31/99), 5.34%, Due 5/01/97 (d)              $6,100   $    6,100

UNITED STATES GOVERNMENT ISSUES 0.3%
United States Treasury Bills:
  Due 5/01/97 (c)                                      265          265
  Due 5/08/97 (c)                                       95           95
  Due 5/15/97 (c)                                      300          299
  Due 5/22/97 (c)                                      630          628
  Due 5/29/97 (c)                                      415          413
  Due 6/05/97 (c)                                    1,085        1,080
  Due 6/12/97 (c)                                      125          124
  Due 6/19/97 (c)                                      110          109
  Due 6/26/97 (c)                                      225          223
  Due 7/01/97 (c)                                      323          320
  Due 7/24/97 (c)                                       80           79
                                                             ----------
                                                                  3,635
                                                             ----------
TOTAL SHORT-TERM INVESTMENTS (COST $32,082)                      32,721
                                                             ----------
TOTAL INVESTMENTS IN SECURITIES
  (COST $1,233,064) 99.0%                                     1,235,688
Other Assets and Liabilities, Net 1.0%                           12,622
                                                             ----------
TOTAL NET ASSETS 100.0%                                      $1,248,310
                                                             ==========


FUTURES
-------
                                                      UNDERLYING    UNREALIZED
                                                      FACE AMOUNT  APPRECIATION
                                          EXPIRATION   AT VALUE   (DEPRECIATION)
                                             DATE   (In Thousands)(In Thousands)
--------------------------------------------------------------------------------
Purchased:
   24 Five-Year U.S. Treasury Notes          6/97       $ 2,527      ($  9)
Sold:
  364 Five-Year U.S. Treasury Notes          6/97       (38,322)        27
  629 Ten-Year U.S. Treasury Notes           6/97       (67,283)       320
  825 U.S. Treasury Bonds                    6/97       (90,157)       290



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------
                                                       VALUE       UNREALIZED
                                        SETTLEMENT    IN USD      APPRECIATION
                                           DATE   (In Thousands) (In Thousands)
--------------------------------------------------------------------------------
Sold:
      22,719,200 DEM                      7/14/97   ($13,200)       $800
  12,000,000,000 IDR                      9/29/97     (4,814)         38



WRITTEN OPTIONS ACTIVITY
------------------------
                                                  NOTIONAL
                                                 PAR VALUE      PREMIUMS
                                               (In Thousands) (In Thousands)
--------------------------------------------------------------------------------
Options outstanding at October 31, 1996            77,000         $387
Options closed                                    (55,000)        (387)
Options exercised                                 (22,000)         __
                                                  --------       -------
Options outstanding at April 30, 1997                 __           __
                                                  ========       =======

Closed and exercised options resulted in a capital gain (in thousands) of $407.



                                                 PERCENTAGE OF
INDUSTRY DIVERSIFICATION                          NET ASSETS
--------------------------------------------------------------
United States Government ............................16.5%
Non-Agency Single Family ............................10.9
Bank - Regional ......................................9.3
Media - Publishing ...................................8.2
Bank - Money Center ..................................6.5
Airline ..............................................3.8
Non-Agency Asset-Backed ..............................3.6
Media - Radio/TV .....................................3.4
Mortgage & Related Service ...........................3.3
Telecommunication Service ............................3.3
Oil - North American Exploration & Production ........3.1
Leisure Service ......................................2.9
Electric Power .......................................2.6
Non-Agency Commercial ................................2.4
Bank - Super Regional ................................2.3
Health - Patient Care ................................2.0
Retail - Drug Store ..................................1.6
Leisure Product ......................................1.4
Brokerage & Investment Management ....................1.2
Insurance - Life .....................................1.2
Auto & Truck Parts ...................................1.1
Paper & Forest Products ..............................1.0
Savings & Loan .......................................1.0
Automobile ...........................................0.9
Real Estate ..........................................0.8
Beverage - Soft Drink ................................0.7
Insurance - Diversified ..............................0.7
Energy - Alternate Source ............................0.5
Chemical - Specialty .................................0.4
Engineering & Construction ...........................0.4
Non-Agency Manufactured Housing ......................0.4
Retail - Food Chain ..................................0.4
Retail - Major Chain .................................0.4
Finance - Miscellaneous ..............................0.2
Foreign Corporate ....................................0.2
Foreign Government ...................................0.2
Natural Gas Distribution .............................0.2
Other Assets and Liabilities, Net ....................1.0
                                                    -----
Total                                               100.0%
                                                    =====


                                                PERCENTAGE OF
COUNTRY DIVERSIFICATION                          NET ASSETS
-------------------------------------------------------------
United States .......................................91.5%
Sweden ...............................................1.2
Canada ...............................................1.1
Norway ...............................................1.0
United Kingdom .......................................1.0
Indonesia ............................................0.8
Spain ................................................0.8
Mexico ...............................................0.7
France ...............................................0.4
Luxembourg ...........................................0.3
Russia ...............................................0.2
Other Assets and Liabilities, Net ....................1.0
                                                    -----
Total                                               100.0%
                                                    =====

                       See notes to financial statements.
                                                                              13

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG GOVERNMENT SECURITIES FUND
                                                                 VALUE
                                                  PRINCIPAL    (NOTE 2)
                                                    AMOUNT  (In Thousands)
--------------------------------------------------------------------------------
CORPORATE BONDS 12.7%
AMR Corporation Delaware Debentures, 10.00%,
  Due 4/15/21                                      $ 5,000     $  5,960
Aerial Communications, Inc. Guaranteed Notes,
  Series A, Zero %, Due 11/01/06 (Acquired 10/30/96;
  Cost $4,199) (b)                                   9,500        4,341
Bank United Corporation Subordinated Notes,
  8.875%, Due 5/01/07 (e)                            5,000        4,969
Colonial Capital I Capital Securities, Series A, 8.92%,
  Due 1/15/27 (Acquired 1/24/97; Cost $5,400)(b)     5,400        5,326
Contifinancial Corporation Senior Notes, 8.375%,
  Due 8/15/03                                       12,785       12,881
Cullen/Frost Capital Trust I Bonds, 8.42%,
  Due 2/01/27                                        1,000          986
HUBCO Capital Trust I Capital Securities, 8.98%,
  Due 2/01/27 (Acquired 1/28/97, 2/18/97;
  Cost $6,569) (b)                                   6,500        6,461
North Fork Bancorp Capital Trust Pass-Thru
  Securities, 8.70%, Due 12/15/26
  (Acquired 12/23/96; Cost $7,971) (b)               8,000        7,800
PXRE Capital Trust I Pass-Thru Securities, 8.85%,
  Due 2/01/27 (Acquired 1/24/97; Cost $8,209) (b)    8,250        8,214
Riggs Capital Trust Bonds, 8.625%, Due 12/31/26
  (Acquired 12/10/96; Cost $9,490) (b)               9,490        9,179
Svenska Handelsbanken AB Subordinated Perpetual
  Step-Up Notes, 7.125%, Due 3/29/49 (Rate Reset
  Effective 3/07/07) (Acquired 4/24/97;
  Cost $3,797) (b)                                   4,000        3,840
Union Planters Trust Capital Securities, 8.20%,
  Due 12/15/26 (Acquired 12/05/96; Cost $7,460)(b)   7,500        7,178
United Air Lines, Inc. Debentures, 10.25%,
  Due 7/15/21                                        4,950        6,009
WorldCom, Inc. Notes, 7.75%, Due 4/01/07             4,000        3,972
                                                             ----------
TOTAL CORPORATE BONDS (COST $88,284)                             87,116

MUNICIPAL BONDS 0.5%
Arkansas Development Finance Authority GNMA
  Guaranteed Bonds, 9.75%, Due 11/15/14
  (COST $3,822)                                      3,100        3,646

UNITED STATES GOVERNMENT & AGENCY
  ISSUES 76.2%
FHA Insured Project Loan #956-55054, 2.93%,
  Due 11/01/12                                       3,999        3,008
FHA Project Loan Section 223(f) - Hampshire Tower
  Apartments, 7.50%, Due 11/15/30                    9,064        8,894
FHLMC Participation Certificates:
  6.77%, Due 11/15/03                                7,675        7,613
  7.00%, Due 1/25/21                                 4,346        4,221
  7.25%, Due 7/01/08                                 2,113        2,116
  7.26%, Due 5/01/26                                10,608       10,913
  8.00%, Due 7/01/08 thru 12/01/10                   7,797        7,991
  8.50%, Due 5/01/16                                 2,515        2,612
  9.00%, Due 12/01/01 thru 06/01/16                 22,035       23,084
  9.50%, Due 4/01/07 thru 12/01/19                   5,490        5,767
  9.75%, Due 8/01/02                                 1,945        2,027
  10.00%, Due 10/01/05 thru 6/01/20                 16,439       17,807
  10.50%, Due 6/01/04 thru 8/01/20                   3,313        3,596
  11.00%, Due 1/01/01                                   54           57
  11.25%, Due 1/01/01                                  102          108
  11.75% Due 10/01/15                                  167          188
  12.00% Due 11/01/15                                   96          109
  12.25% Due 7/01/15 thru 12/01/15                     548          621
  12.50% Due 10/1/09 thru 1/01/15                      291          333
  13.00% Due 7/01/14                                   106          122
  13.75% Due 5/01/02                                    62           69
  14.00% Due 9/01/10 thru 4/01/16                      942        1,111
  14.50% Due 3/01/11 thru 12/01/11                      15           17
  14.75% Due 8/01/11 thru 4/01/13                       10           11
  15.00% Due 8/01/11                                    55           66
  16.00% Due 6/01/12                                     7            9
FHLMC Multiclass Mortgage Guaranteed
  Participation Certificates, Series 144, Class 144-A,
  8.75%, Due 6/15/00                                   928          956
                                                              ---------
                                                                 91,524
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  7.00% Due 9/01/15 thru 3/01/27                     6,121        5,733
  7.37% Due 8/17/03                                  1,884        1,908
  7.50% Due 7/01/15                                  1,267        1,280
  7.50% Due 4/01/27 (e)                             10,350       10,263
  8.00% Due 11/01/26                                31,758       32,313
  8.50% Due 7/01/10 thru 2/01/12                     9,998       10,468
  10.00% Due 4/01/20                                 4,078        4,457
  11.75% Due 12/01/10                                  171          192
  12.00% Due 1/01/16 thru 2/01/16                    3,264        3,717
  12.25% Due 7/01/14                                    30           34
  12.50% Due 2/01/11 thru 5/01/15                    6,274        7,227
  13.00% Due 10/01/15                                9,067       10,560
  13.25% Due 4/01/12                                     4            4
  13.50% Due 1/01/11 thru 1/01/12                       32           35
  13.75% Due 10/01/10                                    7            8
  14.00% Due 1/01/12 thru 11/01/14                     139          165
  14.25% Due 12/01/14                                   34           41
  14.50% Due 1/01/12                                     8            9
  14.75% Due 11/01/10 thru 3/01/12                     196          238
  15.00% Due 10/01/12                                   10           13
  15.50% Due 10/01/12                                   14           18
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Variable Rate Pass-Thru Certificates:
  Pool #54844, 6.092%, Due 9/01/27                  23,396       23,180
  Pool #70843, 6.869%, Due 4/01/20                   3,383        3,445
  Pool #110238, 6.945%, Due 1/01/16                  6,066        6,181
  Pool #176367, 7.539%, Due 4/01/15                  3,545        3,675
  Pool #92068, 7.812%, Due 1/01/18                   1,744        1,820
  Pool #181826, 7.851%, Due 10/01/22                 2,409        2,516
  Pool #124013, 7.971%, Due 10/01/21                 4,672        4,883
  Pool #201427, 8.075%, Due 1/01/23                  4,027        4,233
  Pool #70342, 8.313%, Due 4/01/02                  15,280       15,308
  Series 1991-57, Class S, 7.6672%, Due 5/25/20      4,016        3,997
FNMA Stripped Mortgage-Backed Securities:
  6.00% Due 11/01/08 thru 5/01/09                   13,109       12,729
  Series 1997-277, Class 1, Principal Only,
  Due 3/25/27                                       11,655        7,412
                                                              ---------
                                                                178,062
GNMA Guaranteed Pass-Thru Certificates:
  6.875%, Due 11/20/20                               1,064        1,087
  7.00%, Due 3/20/18                                 1,587        1,613
  7.125%, Due 4/20/19                                  350          359
  9.00%, Due 1/15/08 thru 12/15/11                  24,050       25,278
  12.50%, Due 4/15/19                                5,489        6,305
  13.00%, Due 11/15/10 thru 11/15/14                   716          840
  13.50%, Due 7/15/10 thru 10/15/12                    246          291
  14.00%, Due 6/15/11 thru 12/20/14                    268          323
  14.50%, Due 6/15/11 thru 11/15/12                    407          495
  15.00%, Due 1/15/12 thru 9/15/12                     165          203
  16.00%, Due 4/15/12                                   20           25
                                                              ---------
                                                                 36,819
Small Business Administration Guaranteed Loan,
  Interest Only Custodial Receipts:
  Series 1992-6A, 2.473%, Due 10/15/17              55,250        5,266
  Series 1993-1A, 2.531%, Due 2/15/18               18,095        1,764
                                                              ---------
                                                                  7,030

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG GOVERNMENT SECURITIES FUND (continued)
                                                                 VALUE
                                                   PRINCIPAL   (NOTE 2)
                                                    AMOUNT  (In Thousands)
--------------------------------------------------------------------------------
USGI FHA Insured Project Pool #2040, 3.025%,
  Due 11/01/06                                     $ 7,725     $  6,733
United States Treasury Bonds:
  6.50%, Due 11/15/26                               19,265       18,079
  6.625%, Due 2/15/27                               10,375        9,944
  7.625%, Due 2/15/25                               20,000       21,419
United States Treasury Notes:
  5.75%, Due 12/31/98                                3,205        3,184
  6.25%, Due 7/31/98 thru 2/15/03                   90,569       89,478
  6.25%, Due 3/31/99 (e)                            48,825       48,810
                                                              ---------
                                                                190,914
                                                              ---------
TOTAL UNITED STATES GOVERNMENT & AGENCY
  ISSUES (COST $520,582)                                        522,984

PREFERRED STOCKS 5.2%
Marquette Real Estate Funding Corporation
  Step-Down Preferred 13.701% (Rate Reset Effective
  12/30/06) (Acquired 2/26/97; Cost $25,477) (b)        26       25,075
Norwest Corporation Series A, Cumulative Tracking
  Preferred Stock/Residential Home Mortgage LLC
  (Acquired 12/16/94; Cost $10,000) (b)                 50       10,436
                                                              ---------
TOTAL PREFERRED STOCKS (COST $35,477)                            35,511

OPTIONS 0.2%
Merrill Lynch Swaption (The option to receive a fixed
  interest rate of 7.75%; exercisable at a strike
  price of $100 beginning 4/09/04 and expiring
  4/09/25.)                                         12,167          636
Merrill Lynch Trading Upside Call Option (The
  option to trade long bond futures contracts at
  the institutional price and expiring 7/28/97.)    25,000          662
                                                              ---------
TOTAL OPTIONS (COST $1,626)                                       1,298

SHORT-TERM INVESTMENTS (a) 6.4%
COMMERCIAL PAPER 0.2%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.26%    $   165          165
Johnson Controls, Inc., 5.28%                          156          156
Pitney Bowes Credit Corporation, 5.26%                   8            8
Sara Lee Corporation, 5.23%                            632          632
                                                              ---------
                                                                    961
REPURCHASE AGREEMENT 6.2%
Cantor Fitzgerald & Company, Inc. (Collateralized by:
  $6,800 United States Treasury Notes, 6.375%, Due
  4/30/99; $21,975 United States Treasury Notes,
  6.625%, Due 4/30/02; $13,925 United States
  Treasury Bonds, 10.625%, Due 8/15/15), 5.34%,
  Due 5/01/97 (d)                                   42,700       42,700

UNITED STATES GOVERNMENT ISSUES 0.0%
United States Treasury Bills:
  Due 6/12/97 (c)                                       20           20
  Due 6/26/97 (c)                                       75           74
  Due 7/03/97 (c)                                      160          159
                                                              ---------
                                                                    253
                                                              ---------
TOTAL SHORT-TERM INVESTMENTS (COST $43,914)                      43,914
                                                              ---------
TOTAL INVESTMENTS IN SECURITIES
  (COST $693,705) 101.2%                                        694,469
Other Assets and Liabilities, Net (1.2%)                         (7,925)
                                                              ---------
NET ASSETS 100.0%                                              $686,544
                                                              =========



FUTURES
-------
                                                  UNDERLYING       UNREALIZED
                                                  FACE AMOUNT     APPRECIATION
                                     EXPIRATION     AT VALUE     (DEPRECIATION)
                                        DATE     (In Thousands)  (In Thousands)
--------------------------------------------------------------------------------
Purchased:
   73 Five-Year U.S. Treasury Notes     6/97        $ 7,686          ($ 33)
Sold:
   35 Two-Year U.S. Treasury Notes      6/97         (7,193)            12
  108 U.S. Treasury Bonds               6/97        (11,802)           131


                                                 PERCENTAGE OF
INDUSTRY DIVERSIFICATION                          NET ASSETS
--------------------------------------------------------------
United States Government and Agency Issues ..........82.4%
Bank - Regional ......................................6.1
Bank - Super Regional ................................5.2
Mortgage & Related Service ...........................1.9
Airline ..............................................1.7
Insurance - Property and Casualty ....................1.2
Telecommunication Service ............................0.6
Telephone ............................................0.6
Bank - Money Center ..................................0.6
Industrial Development Revenue .......................0.5
Finance - Miscellaneous ..............................0.2
Food .................................................0.1
Diversified Operations ...............................0.1
Other Assets and Liabilities, Net ...................(1.2)
                                                    -----
Total                                               100.0%
                                                    =====

--------------------------------------------------------------------------------
STRONG CORPORATE BOND FUND
                                                                VALUE
                                                 PRINCIPAL     (NOTE 2)
                                                   AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
CORPORATE BONDS 80.4%
AMR Corporation Debentures, 9.88%, Due 6/15/20      $3,950       $4,693
ARA Services, Inc. Guaranteed Notes, 10.625%,
  Due 8/01/00                                        8,654        9,391
Aerial Communications, Inc. Guaranteed Notes,
  Series A, Zero %, Due 11/01/06 (Acquired 10/30/96;
  Cost $4,199) (b)                                   9,500        4,341
Aramark Services, Inc. Guaranteed Notes, 7.10%,
  Due 12/01/06                                       5,000        4,807
Bank United Corporation Subordinated Notes,
  8.875%, Due 5/01/07 (e)                            5,000        4,969
Chesapeake Energy Corporation Senior Notes,
  7.875%, Due 3/15/04 (Acquired 3/12/97;
  Cost $4,996) (b)                                   5,000        4,850
Colonial Capital I Capital Securities, Series A, 8.92%,
  Due 1/15/27 (Acquired 1/24/97; Cost $3,600) (b)    3,600        3,550
Comcast Cable Communications, Inc. Notes, 8.375%,
  Due 5/01/07 (Acquired 4/24/97; Cost $6,706) (b)    6,750        6,814
Contifinancial Corporation Senior Notes, 8.375%,
  Due 8/15/03                                        9,470        9,541
  Delphi Funding LLC Notes, 9.31%, Due 3/25/27       3,000        3,030
Delta Air Lines, Inc. Equipment Trust Certificates:
  Series 1991-A, 10.14%, Due 8/14/12
  (Acquired 9/10/96; Cost $2,257) (b)                2,000        2,323
  Series 1991-B, 10.14%, Due 8/14/12
  (Acquired 9/10/96; Cost $2,257) (b)                2,000        2,323
  Series 1991-E, 10.14%, Due 8/26/12
  (Acquired 9/10/96; Cost $2,257) (b)                2,000        2,323
Delta Air Lines, Inc. Pass-Thru Certificates,
  Series 1992-B1, 9.375%, Due 9/11/07                3,532        3,817
Dimon, Inc. Senior Notes, 8.875%, Due 6/01/06        5,000        5,162

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG CORPORATE BOND FUND (continued)
                                                                VALUE
                                                  PRINCIPAL    (NOTE 2)
                                                    AMOUNT  (In Thousands)
--------------------------------------------------------------------------------
Walt Disney Company Euro-Dollar Senior
  Participating Notes, 2.00%, Due 3/01/00
  (Acquired 9/19/96; Cost $6,250) (b)              $ 5,000     $  6,350
Echostar Communications Corporation Senior
  Secured Discount Notes, Zero %, Due 6/01/04
  (Rate Reset Effective 6/01/99)                     5,000        4,175
First Nationwide Bank Subordinated Debentures,
  10.00%, Due 10/01/06                               3,460        3,935
Fresenius Medical Care Capital Trust Preferred
  Securities, 9.00%, Due 12/01/06                    3,000        2,970
GB Capital Trust Capital Securities, 10.25%,
  Due 1/15/27 (Acquired 1/24/97; Cost $3,000) (b)    3,000        2,948
GNS Finance Corporation Senior Subordinated
  Notes, Series B, 9.25%, Due 3/15/03                4,250        4,505
HUBCO Capital Trust I Capital Securities, 8.98%,
  Due 2/01/27 (Acquired 1/28/97 - 2/21/97;
  Cost $5,085) (b)                                   5,000        4,970
Harrahs Operating, Inc. Guaranteed Senior
  Subordinated Notes, 8.75%, Due 3/15/00             4,500        4,579
Homeside, Inc. Senior Secured Second Priority Notes,
  11.25%, Due 5/15/03                                1,849        2,108
Imperial Capital Trust I Guaranteed Capital
  Securities, 9.98%, Due 12/31/26 (Acquired 4/21/97;
  Cost $5,572) (b)                                   5,700        5,656
JPM Capital Trust I Preferred Trust Capital
  Securities, 7.54%, Due 1/15/27                       100           94
Leucadia Capital Trust I Capital Securities, 8.65%,
  Due 1/15/27 (Acquired 2/03/97; Cost $5,063) (b)    5,000        4,884
Long Island Lighting Company Debentures:
  8.20%, Due 3/15/23                                 1,650        1,695
  8.90%, Due 7/15/19                                 2,700        2,852
Mohegan Tribal Gaming Authority Connecticut
  Senior Secured Notes, Series B, 13.50%,
  Due 11/15/02                                       4,000        5,260
NWA Trust Number 2 Mezzanine Aircraft Notes,
  Class C, 11.30%, Due 6/21/14                       1,902        2,309
NWA Trust Number 2 Subordinated Aircraft Notes,
  13.875%, Due 6/21/08                               1,191        1,399
North Fork Bancorp Capital Trust Pass-Thru
  Securities, 8.70%, Due 12/15/26
  (Acquired 12/23/96; Cost $3,487) (b)               3,500        3,413
Owens-Illinois, Inc. Senior Debentures, 11.00%,
  Due 12/01/03                                       2,000        2,230
PXRE Capital Trust I Pass-Thru Securities, 8.85%,
  Due 2/01/27 (Acquired 1/24/97; Cost $5,722) (b)    5,750        5,725
Panamerican Beverages, Inc. Yankee Senior Notes,
  8.125%, Due 4/01/03                                3,000        3,040
Panamsat LP/ Panamsat Capital Corporation Senior
  Subordinated Discount Notes, Zero %, Due 8/01/03
  (Rate Reset Effective 8/01/98)                     6,000        5,730
Principal Mutual Life Insurance Company Surplus
  Notes, 8.00%, Due 3/01/44 (Acquired 10/17/95 -
  3/13/96; Cost $9,139) (b)                          9,125        8,759
Ras Laffan Liquefied Natural Gas Company, Ltd.
  Bonds, 7.628%, Due 9/15/06 (Acquired 12/12/96;
  Cost $2,509) (b)                                   2,500        2,489
Revco D.S., Inc. Senior Notes, 9.125%, Due 1/15/00   3,950        4,073
Riggs Capital Trust Bonds, 8.625%, Due 12/31/26
  (Acquired 12/10/96; Cost $5,000) (b)               5,000        4,836
Salomon, Inc. Senior Consumer Price Index-Linked
  Bonds, 3.65%, Due 2/14/02                          4,000        3,905
Security Capital Industrial Trust Medium Term
  Notes, 7.81%, Due 2/01/15                          3,000        2,984
Stop & Shop Companies, Inc. Senior Subordinated
  Notes, 9.75%, Due 2/01/02                          7,100        7,778
Svenska Handelsbanken AB Subordinated Perpetual
  Step-Up Notes, 7.125%, Due 3/29/49 (Rate Reset
  Effective 3/07/07) (Acquired 4/24/97; Cost
  $3,322) (b)                                        3,500        3,360
System Energy Resources, Inc. First Mortgage
Bonds, 11.375%, Due 9/01/16                            766          821
TCI Communications, Inc. Notes, 6.875%,
  Due 2/15/06                                        5,000        4,606
TKR Cable I, Inc. Senior Debentures, 10.50%,
  Due 10/30/07                                       6,250        6,773
Teekay Shipping Corporation Guaranteed First
  Preferred Mortgage Notes, 8.32%, Due 2/01/08       6,560        6,445
Tenet Healthcare Corporation Senior Notes, 8.00%,
  Due 1/15/05                                        5,000        4,906
Terra Nova Insurance UK Holdings PLC Senior
  Guaranteed Notes, 10.75%, Due 7/01/05              6,920        7,676
Tracor, Inc. Senior Subordinated Notes, 8.50%,
  Due 3/01/07 (Acquired 2/28/97; Cost $2,988) (b)    3,000        2,963
Transocean Offshore, Inc. Debentures 8.00%,
  Due 4/15/27                                        3,835        3,887
Triton Energy Ltd./Triton Energy Corporation
  Senior Notes, 8.75%, Due 4/15/02                   6,000        6,110
UCAR Global Enterprises, Inc. Senior Subordinated
  Notes, 12.00%, Due 1/15/05                         2,895        3,257
United Airlines Pass-Thru Trust Certificates, Series
  1996-A1, 7.27%, Due 1/30/13                        4,451        4,326
Viacom, Inc. Notes, 6.75%, Due 1/15/03               3,170        3,016
WorldCom, Inc. Notes, 7.75%, Due 4/01/07            10,300       10,228
                                                               --------
TOTAL CORPORATE BONDS (COST $251,703)                           255,959

CONVERTIBLE BONDS 0.9%
Roche Holdings, Inc. Convertible Liquid Yield
  Option Notes, Zero %, Due 5/06/12
  (Acquired 4/29/97; COST $2,926) (b)                7,500        2,926

NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES 6.6%
Bear Stearns Mortgage Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 1995-1, Class 2-P,
  Principal Only, Due 7/25/10                        1,058          760
CS First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series
  1994-MHC1, Class A-1X, Interest Only, 7.325%,
  Due 4/25/11                                        1,928           14
DLJ Mortgage Acceptance Corporation Variable Rate
  Multifamily Mortgage Pass-Thru Certificates,
  Series 1993-MF10, Class A-1, Interest Only, 0.80%,
  Due 7/15/03                                       33,924          848
Fund America Structured Transactions LP
  Collateralized Notes, Series 1996-1, Principal Only,
  Due 10/28/33 (Acquired 3/07/96; Cost $2,981)(b)    4,164        3,066
Morgan Stanley Capital, Inc. Relocation Mortgage
  Trust, Series 1997-P1, Class 3-B, 6.97%,
  Due 3/29/26 (Acquired 12/20/96; Cost $1,736)(b)    2,100        1,811
Morgan Stanley Capital I, Inc. Mortgage Pass-Thru
  Certificates, Series 97-FF1, Class A, 6.95%,
  Due 12/10/07 (Acquired 2/12/97; Cost $4,992)(b)    4,991        4,826
Ryland Mortgage Securities Corporation III Variable
  Rate Collateralized Mortgage Bonds, Series 1992-C,
  Class 3-A, 11.7531%, Due 11/25/30                    432          456
277 Park Avenue Finance Corporation Commercial
  Mortgage Pass-Thru Certificates, Series 1997-C1,
  Class A-1, 7.58%, Due 5/07/07 (Acquired 4/23/97;
  Cost $5,026) (b)                                   5,000        5,069
Westam Mortgage Financial Corporation
  Collateralized Mortgage Bonds, Series 10,
  Class 10-D, Principal Only, Due 7/26/18            6,569        4,040
                                                               --------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES (COST $24,348)                                      20,890

                       See notes to financial statements.
16

--------------------------------------------------------------------------------
STRONG CORPORATE BOND FUND (continued)
                                                  SHARES OR        VALUE
                                                  PRINCIPAL      (NOTE 2)
                                                    AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
UNITED STATES GOVERNMENT & AGENCY
  ISSUES 1.9%
FHLMC Participation Certificates:
  14.00%, Due 9/01/12                              $    32     $     38
  14.75%, Due 3/01/10                                   19           23
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Pass-Thru Certificates, 13.50%,
  Due 4/01/11 (c)                                      187          221
GNMA Guaranteed Pass-Thru Certificates, 15.00%,
  Due 8/15/11 thru 10/15/12                            136          168
Small Business Administration Guaranteed Loan
  Pool #40013, Interest Only Strips, 2.419%,
  Due 9/30/17                                       11,793        1,098
United States Treasury Bonds, 6.50%, Due 11/15/26    1,870        1,755
United States Treasury Notes:
  5.875%, Due 2/15/04                                2,400        2,297
  7.75%, Due 12/31/99                                  750          774
                                                               --------
TOTAL UNITED STATES GOVERNMENT & AGENCY
  ISSUES (COST $6,761)                                            6,374

CONVERTIBLE PREFERRED STOCKS 1.5%
National Australia Bank 7.875%
  (COST $4,513)                                    180,500        4,783

PREFERRED STOCKS 9.2%
Marquette Real Estate Funding Corporation Step-
  Down Preferred 13.701% (Rate Reset Effective
  12/30/06) (Acquired 2/26/97; Cost $14,986) (b)    15,000       14,750
Norwest Corporation Series A Cumulative
  Tracking/Residential Home Mortgage LLC
  (Acquired 12/16/94; Cost $2,000) (b)              10,000        2,087
Time Warner, Inc. Exchangeable Series K 10.25%      11,325       12,259
                                                               --------
TOTAL PREFERRED STOCKS (COST $28,544)                            29,096

OPTIONS 0.1%
Merrill Lynch Swaption (The option to receive a fixed
  interest rate of 7.75%; exercisable at a strike price
  of $100 beginning 4/09/04 and expiring 4/09/25.)
  (COST $282)                                        6,083          318

SHORT-TERM INVESTMENTS (a) 1.4%
COMMERCIAL PAPER 0.3%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.26%     $  243          243
Johnson Controls, Inc., 5.28%                          432          432
Warner Lambert Company, 5.23%                          166          166
Wisconsin Electric Power Company, 5.30%                 33           33
                                                               --------
                                                                    874
REPURCHASE AGREEMENT 1.0%
Goldman, Sachs & Company, Inc. (Collateralized by:
  $2,880 United States Treasury Bonds, 8.75%,
  Due 11/15/08 ), 5.27%, Due 5/01/97 (d)             3,200        3,200

UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills:
  Due 5/29/97 (c)                                       40           40
  Due 6/05/97                                           30           30
  Due 7/17/97 (c)                                      135          133
                                                               --------
                                                                    203
                                                               --------
TOTAL SHORT-TERM INVESTMENTS (COST $4,277)                        4,277
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $323,354) 102.0%                                        324,623
Other Assets and Liabilities, Net (2.0%)                         (6,311)
                                                               --------
NET ASSETS 100.0%                                              $318,312
                                                               ========

FUTURES
-------

                                                  UNDERLYING      UNREALIZED
                                                  FACE AMOUNT    APPRECIATION
                                     EXPIRATION    AT VALUE     (DEPRECIATION)
                                        DATE    (In Thousands)  (In Thousands)
--------------------------------------------------------------------------------
Purchased:
  120 Ten-Year U.S. Treasury Notes      6/97        $12,836          ($67)
   24 U.S. Treasury Bonds               6/97          2,623           (17)
Sold:
   60 Five-Year U.S. Treasury Notes     6/97         (6,317)          (47)
  167 U.S. Treasury Bonds               6/97        (18,250)           85


                                                 PERCENTAGE OF
INDUSTRY DIVERSIFICATION                          NET ASSETS
--------------------------------------------------------------
Bank - Regional ......................................8.4%
Media - Radio/TV .....................................8.0
Leisure Service ......................................7.5
Airline ..............................................7.4
Bank - Money Center ..................................5.8
Real Estate ..........................................4.6
Media - Publishing ...................................3.8
Insurance - Life .....................................3.7
Mortgage and Related Service .........................3.7
Telecommunication Service ............................3.2
Telephone ............................................3.2
Non-Agency Commercial ................................3.1
Oil - North American Exploration and Production ......3.1
U.S. Government and Agency ...........................3.1
Electric Power .......................................3.0
Non-Agency Single Family .............................2.9
Insurance - Diversified ..............................2.4
Retail - Food Chain ..................................2.4
Leisure Product ......................................2.0
Shipping .............................................2.0
Insurance - Property and Casualty ....................1.9
Personal and Commercial Lending ......................1.6
Tobacco ..............................................1.6
Food .................................................1.5
Healthcare - Patient Care ............................1.5
Brokerage and Investment Management ..................1.3
Retail - Drug Store ..................................1.3
Healthcare - Drug/Diversified ........................1.0
Steel ................................................1.0
Aerospace and Defense ................................0.9
Beverage - Soft Drink ................................0.9
Healthcare - Medical Supply ..........................0.9
Natural Gas Distribution .............................0.8
Bank - Super Regional ................................0.7
Container ............................................0.7
Non-Agency Mortgage ..................................0.6
Electric Utility .....................................0.3
Diversified Operations ...............................0.1
Finance - Miscellaneous ..............................0.1
Other Assets and Liabilities, Net ...................(2.0)
                                                    -----
Total                                               100.0%
                                                    =====


                                               PERCENTAGE OF
COUNTRY DIVERSIFICATION                         NET ASSETS
------------------------------------------------------------
United States .......................................94.4%
United Kingdom .......................................2.4
Australia ............................................1.5
Sweden ...............................................1.1
Mexico ...............................................0.9
Switzerland ..........................................0.9
Qatar ................................................0.8
Other Assets and Liabilities, Net ...................(2.0)
                                                    -----
Total                                               100.0%
                                                    =====

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG HIGH-YIELD BOND FUND
                                                                 VALUE
                                                  PRINCIPAL    (NOTE 2)
                                                   AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
CORPORATE BONDS 81.4%
AES Corporation Senior Subordinated Notes,
  10.25%, Due 7/15/06                              $ 4,730       $5,085
AMC Entertainment, Inc Senior Subordinated Notes,
  9.50%, Due 03/15/09 (Acquired 3/14/97;
  Cost $4,973) (b)                                   5,000        4,925
Acme Metals, Inc. Senior Secured Discount Notes,
  Zero%, Due 8/01/04 (Rate Reset Effective 8/02/97)  3,165        3,379
Advanced Radio Telecom Corporation Senior Notes
  & Warrants, 14.00%, Due 2/15/07                    3,000        3,180
Allied Waste North America, Inc. Senior
  Subordinated Notes, 10.25%, Due 12/01/06
  (Acquired 11/25/96; Cost $6,000) (b)               6,000        6,323
Anchor Glass Container Corporation First Mortgage
  Notes, 11.25%, Due 4/01/05 (Acquired 4/10/97;
  Cost $2,000) (b)                                   2,000        2,095
Republic of Argentina BOCON Previsional 4 Floating
  Rate Notes, 5.625%, Due 9/01/02 (e)                7,427        6,877
Atlas Air, Inc. Pass-Thru Trusts, Pass-Thru
  Certificates, 12.25%, Due 12/01/02                 1,000        1,106
Bank United Capital Trust Preferred Securities,
  Series A, 10.25%, Due 12/31/26 (Acquired 3/19/97;
  Cost $2,463) (b)                                   2,500        2,425
Bank United Corporation Subordinated Notes,
  8.875%, Due 5/01/07 (e)                            5,000        4,969
Capstar Broadcasting Partners, Inc. Senior
  Discount Step-Up Notes, Zero %, Due 2/01/09
  (Rate Reset Effective 2/01/02) (Acquired 4/21/97;
  Cost $1,155) (b)                                   2,100        1,176
Centennial Cellular Corporation Senior Notes,
  8.875%, Due 11/01/01                               6,930        6,757
Century Communications Corporation Senior Notes,
  8.875%, Due 01/15/07                               7,000        6,580
Comcast Cellular Corporation Senior Participation
  Notes, Series B, Zero %, Due 3/05/00               5,500        4,056
Consumers International, Inc. Senior Secured Notes,
  10.25%, Due 4/01/05 (Acquired 4/10/97;
  Cost $3,000) (b)                                   3,000        3,127
Dade International, Inc. Senior Subordinated Notes,
  11.125%, Due 5/01/06                               3,000        3,300
EZ Communications, Inc. Senior Subordinated Notes,
  9.75%, Due 12/01/05                                5,000        5,175
Echostar Communications Corporation Senior
  Secured Discount Notes, Zero%, Due 6/01/04
  (Rate Reset Effective 6/01/99)                    10,000        8,350
Empress River Casino Financial Corporation
  Guaranteed Senior Notes, 10.75%, Due 4/01/02       5,000        5,275
First Nationwide Holdings, Inc. Senior Subordinated
  Notes, 10.625%, Due 10/01/03                       5,500        5,830
Florida Coast Paper Company LLC First Mortgage
  Notes, 12.75%, Due 6/01/03                         2,000        1,900
Fresenius Medical Care Capital Trust Preferred
  Securities, 9.00%, Due 12/01/06                    7,000        6,930
Goss Graphic System, Inc. Senior Subordinated
  Notes, 12.00%, Due 10/15/06                        7,000        7,507
Grupo Industrial Durango SA de CV Notes,
  12.625%, Due 8/01/03                               2,000        2,160
Hollinger International Publishing, Inc. Senior
  Notes, 8.625%, Due 3/15/05                         5,000        4,987
Huntsman Specialty Chemicals Corporation
  Floating Rate Term Loans, 5.625%, Due 3/17/07
  (Acquired 3/17/97; Cost $5,000) (b)                5,000        5,125
ISP Holdings, Inc. Senior Notes, 9.00%,
  Due 10/15/03                                       5,000        5,075
Imperial Capital Trust I Guaranteed Capital
  Securities, 9.98%, Due 12/31/26 (Acquired 4/21/97;
  Cost $5,865) (b)                                   6,000        5,953
International Wireless Communications Holdings,
  Inc. Senior Discount Notes, Zero %, Due 8/15/01    5,000        2,725
KinderCare Learning Centers, Inc. Senior
  Subordinated Notes, 9.50%, Due 2/15/09
  (Acquired 2/10/97 - 2/18/97; Cost $7,049) (b)      7,000        6,659
L-3 Communications Corporation Senior
  Subordinated Notes, 10.375%, Due 5/01/07
  (Acquired 4/25/97; Cost $2,500) (b)                2,500        2,581
Lenfest Communications, Inc. Senior Notes, 8.375%,
  Due 11/01/05                                       5,000        4,781
Lodgenet Entertainment Corporation Senior Notes,
  10.25%, Due 12/15/06 (Acquired 12/16/96;
  Cost $2,000) (b)                                   2,000        1,950
Majestic Star Casino LLC Senior Secured Notes,
  12.75%, Due 5/15/03                                5,000        5,400
Malette, Inc. Senior Secured Notes, 12.25%,
  Due 7/15/04                                        5,000        5,525
Mohegan Tribal Gaming Authority Connecticut
  Senior Secured Notes, Series B, 13.50%,
  Due 11/15/02                                       2,500        3,288
Multicanal SA Notes, 9.25%, Due 2/01/02
  (Acquired 1/27/97 - 2/10/97; Cost $6,507)(b)       6,500        6,492
NWA Trust Number 2 Subordinated Aircraft Notes,
  13.875%, Due 06/21/08                              3,875        4,553
Nextlink Communications LLC Senior Notes,
  12.50%, Due 4/15/06                                7,650        7,956
Ocwen Financial Corporation Notes, 11.875%,
  Due 10/01/03                                       4,000        4,280
Olympus Communications LP/Olympus Capital
  Corporation Senior Notes, 10.625%, Due 11/15/06
  (Acquired 11/06/96; Cost $3,000) (b)               3,000        3,060
Optel, Inc. Units, 13.00%, Due 2/15/05
  (Acquired 2/07/97 - 2/13/97; Cost $6,022) (b)      6,000        5,730
PM Holdings Corporation Subordinated Discount
  Debentures, Series B, Zero %, Due 9/01/05          4,624        3,422
Pagemart, Inc. Senior Discount Notes, Zero %,
  Due 11/01/03 (Rate Reset Effective 11/01/98)       3,000        2,385
Pagemart Nationwide, Inc. Senior Discount Notes,
  Zero %, Due 2/01/05 (Rate Reset Effective
  2/01/00)                                           5,000        3,375
Panamsat LP/Panamsat Capital Corporation Senior
  Subordinated Discount Notes, Zero %,
  Due 8/01/03 (Rate Reset Effective 8/01/98)         3,155        3,013
Panda Global Energy Company Senior Secured
  Notes, 12.50%, Due 4/15/04 (Acquired 4/11/97;
  Cost $1,962) (b)                                   2,100        1,995
Premier Parks, Inc. Senior Notes, Series A, 12.00%,
  Due 12/15/03                                       5,000        5,512
Prime Succession Acquisition Corporation Senior
  Subordinated Notes, 10.75%, Due 8/15/04            4,500        4,815
Printpack, Inc. Senior Notes, Series A, 9.875%,
  Due 8/15/04                                        4,000        4,100
Repap New Brunswick, Inc. First Priority Senior
  Secured Floating Rate Notes, 9.125%, Due 7/15/00
  (Rate Reset Effective 7/15/97)                     2,000        1,980
Rogers Cablesystems, Ltd. Senior Secured Second
  Priority Notes, Series B, 10.00%, Due 3/15/05      5,000        5,300
Rogers Cantel Mobile, Inc., Guaranteed Senior
  Subordinated Notes, 11.125%, Due 7/15/02           5,000        5,238
Rose Hills Acquisition Corporation Senior
  Subordinated Notes, 9.50%, Due 11/15/04
  (Acquired 11/14/96; Cost $3,000) (b)               3,000        3,030
Telex Communications Corporation Senior
  Subordinated Notes, 10.50%, Due 5/01/07
  (Acquired 4/29/97; Cost $2,500) (b)                2,500        2,513
Titan Wheel International, Inc. Senior Subordinated
  Notes, 8.75%, Due 4/01/07                          4,000        3,986

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG HIGH-YIELD BOND FUND (continued)
                                                  SHARES OR       VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
Tracor, Inc. Senior Subordinated Notes, 8.50%,
  Due 3/01/07 (Acquired 2/28/97; Cost $3,984)(b)   $ 4,000     $  3,950
U.S. Air, Inc. Guaranteed Senior Notes, 10.00%,
  Due 7/01/03                                        5,000        5,137
U.S. Air, Inc. Senior Notes, 9.625%, Due 2/01/01     7,500        7,688
Willcox & Gibbs, Inc. Senior Notes, Series A, 12.25%,
  Due 12/15/03 (Acquired 12/20/96; Cost $2,948)(b)   3,000        3,045
Wireless One, Inc. Senior Discount Notes, Zero%,
  Due 8/01/06 (Rate Reset Effective 8/01/01)         6,000        1,680
                                                               --------
TOTAL CORPORATE BONDS (COST $266,702)                           266,771

NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES 1.1%
Aircraft Lease Portfolio Securitization Pass-Thru
  Trust Certificates, Series 1996-1, Class D, 12.75%,
  Due 6/15/06 (Acquired 6/18/96; Cost $2,498)(b)     2,498        2,673
CS First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series 1992-4,
  Class A-5, Interest Only, 0.625%, Due 10/25/22    26,797          276
SML Commercial Mortgage Trust Variable Rate
  Pass-Thru Certificates, Series 1994-CL, Class S,
  0.81%, Due 9/18/99                                38,673          561
                                                               --------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES (COST $3,146)                                        3,510

CONVERTIBLE PREFERRED STOCKS 0.5%
National Australia Bank 7.875% (COST $1,408)        56,300        1,492

PREFERRED STOCKS 5.5%
Chevy Chase Capital Corporation Series A 10.375%   185,000        9,134
Nextlink Communications 14.00% (Acquired 4/10/97;
  Cost $845) (b)                                    20,000          950
Time Warner, Inc. Exchangeable Series K              7,393        8,003
                                                               --------
TOTAL PREFERRED STOCKS (COST $18,440)                            18,087

COMMON STOCKS 0.7%
USAir Group, Inc. (f) (COST $2,072)                 75,000        2,428

WARRANTS 0.0%
American Communications Services, Inc. Warrants,
  Expire 11/01/05 (Acquired 2/14/96 - 3/22/96;
  Cost $92) (b)                                      1,500           52
American Telecasting, Inc. Warrants, Expire 8/10/00    150           --
Intercel, Inc. Warrants, Expire 2/01/06              3,264            7
International Wireless Holding Company Warrants,
  Expire 8/15/01 (Acquired 8/09/96; Cost $0) (b)     8,000           --
Wireless One, Inc. Warrants, Expire 10/19/00
  (Acquired 12/18/96 - 1/07/97; Cost $8) (b)         6,000            3
                                                               --------
TOTAL WARRANTS (COST $104)                                           62

SHORT-TERM INVESTMENTS (a) 13.4%
COMMERCIAL PAPER 0.4%
INTEREST BEARING, DUE UPON DEMAND
Johnson Controls, Inc., 5.28%                      $   311          311
Sara Lee Corporation, 5.23%                            155          155
Warner Lambert Company, 5.23%                          875          875
Wisconsin Electric Power Company, 5.30%                  7            7
                                                               --------
                                                                  1,348

REPURCHASE AGREEMENT 12.9%
Cantor Fitzgerald & Company, Inc. (Collateralized by:
  $9,725 United States Treasury Notes, 5.875%, Due
  11/15/05 and $32,475 United States Treasury Notes,
  6.625%, Due 04/30/02), 5.34%, Due 5/01/97 (d)     42,200       42,200

UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills:
  Due 6/05/97                                          170          169
  Due 7/10/97 (c)                                       30           30
  Due 7/17/97 (c)                                       75           74
  Due 7/25/96 (c)                                       60           59
                                                               --------
                                                                    332
                                                               --------
TOTAL SHORT-TERM INVESTMENTS (COST $43,880)                      43,880
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $335,752) 102.6%                                        336,230
Other Assets and Liabilities, Net (2.6%)                         (8,465)
                                                               --------
NET ASSETS 100.0%                                              $327,765
                                                               ========


FUTURES
-------
                                                      UNDERLYING    UNREALIZED
                                                     FACE AMOUNT   APPRECIATION
                                          EXPIRATION   AT VALUE   (DEPRECIATION)
                                             DATE   (In Thousands)(In Thousands)
--------------------------------------------------------------------------------
Purchased:
   50 Ten-Year U.S. Treasury Notes           6/97      $ 5,348        $42
Sold:
  100 Ten-Year U.S. Treasury Notes           6/97      (10,697)       (81)
   88 U.S. Treasury Bonds                    6/97       (9,617)       (89)


                                                 PERCENTAGE OF
INDUSTRY DIVERSIFICATION                          NET ASSETS
--------------------------------------------------------------
Media - Radio/TV ....................................14.6%
Telecommunication Service ...........................13.7
U.S. Government .....................................13.0
Airline ..............................................7.2
Leisure Service ......................................6.5
Bank - Money Center ..................................5.5
Commercial Service ...................................5.3
Bank - Regional ......................................4.9
Media - Publishing ...................................4.0
Consumer - Miscellaneous .............................3.9
Paper and Forest Products ............................3.5
Healthcare - Medical Supply ..........................3.1
Chemical - Specialty .................................3.1
Container ............................................2.8
Energy - Alternate Source ............................2.2
Foreign Government ...................................2.1
Pollution Control ....................................1.9
Auto and Truck Parts .................................1.2
Aerospace and Defense ................................1.2
Food .................................................1.1
Steel ................................................1.0
Healthcare - Drug/Diversified ........................0.3
Non-Agency Manufactured Housing ......................0.2
Diversified Operations ...............................0.1
Non-Agency Asset-Backed ..............................0.1
Electric Power .......................................0.1
Other Assets and Liabilities, Net ...................(2.6)
                                                    -----
Total                                               100.0%
                                                    =====


                                               PERCENTAGE OF
COUNTRY DIVERSIFICATION                         NET ASSETS
------------------------------------------------------------
United States .......................................91.8%
Canada ...............................................5.5
Argentina ............................................4.1
Mexico ...............................................0.7
Australia ............................................0.5
Other Assets and Liabilities, Net ...................(2.6)
                                                    -----
Total                                               100.0%
                                                    =====

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
LEGEND
------

(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Restricted security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) The Funds may engage in repurchase agreements where the underlying collateral consists of U.S. government securities which are maintained in a segregated account with a custodian. The market value of the collateral must exceed the principal amount by at least two percent on a daily basis.
(e)  All or a portion of this security is when-issued.
(f)  Non-income producing security.

All principal amounts and costs are stated in thousands.
Percentages are stated as a percent of net assets.


CURRENCY ABBREVIATIONS
----------------------
DEM   German Mark
IDR   Indonesian Rupiah

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

------------------------------------------------------------------------------------------------

April 30, 1997 (Unaudited)

                                                        (In Thousands, Except Per Share Amounts)

                                                          STRONG SHORT-TERM   STRONG GOVERNMENT
                                                              BOND FUND        SECURITIES FUND
                                                          -----------------   -----------------
ASSETS:
   Investments in Securities, at Value
      (Cost of $1,233,064 and $693,705,
      respectively)                                          $1,235,688           $694,469
   Receivable from Brokers for Securities
      and Forward Foreign Currency Contracts Sold                 3,114             25,362
   Receivable for Fund Shares Sold                                  160                274
   Interest Receivable                                           18,636              8,541
   Other Assets                                                      --                 26
                                                             ----------           --------
   Total Assets                                               1,257,598            728,672

LIABILITIES:
   Payable to Brokers for Securities and Forward
      Foreign Currency Contracts Purchased                        1,000             38,121
   Payable for Fund Shares Redeemed                                  89                101
   Dividends Payable                                              7,126              3,764
   Accrued Operating Expenses and Other Liabilities               1,073                142
                                                             ----------           --------
   Total Liabilities                                              9,288             42,128
                                                             ----------           --------
NET ASSETS                                                   $1,248,310           $686,544
                                                             ==========           ========
Capital Shares Outstanding (Unlimited Number
   Authorized)                                                  127,928             66,302

NET ASSET VALUE PER SHARE                                         $9.76             $10.35
                                                                  =====             ======


                                                          STRONG CORPORATE    STRONG HIGH-YIELD
                                                              BOND FUND           BOND FUND
                                                          ----------------    -----------------
ASSETS:
   Investments in Securities, at Value
      (Cost of $323,354 and $335,752, respectively)            $324,623           $336,230
   Receivable from Brokers for Securities and
      Forward Foreign Currency Contracts Sold                    11,867              5,829
   Receivable for Fund Shares Sold                                   94              2,091
   Dividends and Interest Receivable                              4,735              5,121
                                                               --------           --------
   Total Assets                                                 341,319            349,271

LIABILITIES:
   Payable to Brokers for Securities and Forward
      Foreign Currency Contracts Purchased                       20,864             19,129
   Payable for Fund Shares Redeemed                                 104                237
   Dividends Payable                                              1,834              1,973
   Accrued Operating Expenses and Other Liabilities                 205                167
                                                               --------           --------
   Total Liabilities                                             23,007             21,506
                                                               --------           --------
NET ASSETS                                                     $318,312           $327,765
                                                               ========           ========
Capital Shares Outstanding (Unlimited Number
      Authorized)                                                29,970             28,745

NET ASSET VALUE PER SHARE                                        $10.62             $11.40
                                                                 ======             ======


                                            See notes to financial statements.

                                                                                                              21

STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------------------------
For the Six Months Ended April 30, 1997 (Unaudited)
                                                                        (In Thousands)

                                                             STRONG SHORT-TERM   STRONG GOVERNMENT
                                                                 BOND FUND        SECURITIES FUND
                                                             -----------------   -----------------
INCOME:
   Interest                                                       $45,087             $22,904
   Dividends                                                        2,913                 716
                                                                  -------             -------
   Total Income                                                    48,000              23,620
EXPENSES:
   Investment Advisory Fees                                         3,727               1,977
   Custodian Fees                                                      36                  21
   Shareholder Servicing Costs                                      1,111                 599
   Federal and State Registration Fees                                 37                  36
   Other                                                              233                  82
                                                                  -------             -------
   Total Expenses                                                   5,144               2,715
                                                                  -------             -------
NET INVESTMENT INCOME                                              42,856              20,905

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                    8,432               1,610
     Futures Contracts, Options and Forward Foreign
       Currency Contracts                                            (623)                167
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                                  (12,755)             (6,524)
     Futures Contracts, Options and Forward Foreign
       Currency Contracts                                           5,490              (1,013)
                                                                  -------             -------
NET GAIN (LOSS)                                                       544              (5,760)
                                                                  -------             -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $43,400             $15,145
                                                                  =======             =======

                                                             STRONG CORPORATE    STRONG HIGH-YIELD
                                                                 BOND FUND           BOND FUND
                                                             ----------------    -----------------
INCOME:
   Interest                                                       $10,838             $14,512
   Dividends                                                          971                 912
                                                                  -------             -------
   Total Income                                                    11,809              15,424
EXPENSES:
   Investment Advisory Fees                                           951               1,012
   Custodian Fees                                                       8                  12
   Shareholder Servicing Costs                                        397                 199
   Federal and State Registration Fees                                 26                  69
   Other                                                               76                  52
                                                                  -------             -------
   Total Expenses before Waivers and Absorptions                    1,458               1,344
   Voluntary Expense Waivers and Absorptions by Advisor                --              (1,062)
                                                                  -------             -------
   Expenses, Net                                                    1,458                 282
                                                                  -------             -------
NET INVESTMENT INCOME                                              10,351              15,142

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                    4,106               7,783
     Futures Contracts, Options and Forward Foreign
       Currency Contracts                                            (290)                163
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                                   (4,598)             (3,264)
     Futures Contracts, Options and Forward Foreign
       Currency Contracts                                              80                (128)
                                                                  -------             -------
NET GAIN (LOSS)                                                      (702)              4,554
                                                                  -------             -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 9,649             $19,696
                                                                  =======             =======

                                            See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------------------------


                                                                                          (In Thousands)

                                                                        STRONG SHORT-TERM                  STRONG GOVERNMENT
                                                                            BOND FUND                       SECURITIES FUND
                                                                -------------------------------    ------------------------------
                                                                SIX MONTHS ENDED   YEAR ENDED      SIX MONTHS ENDED  YEAR ENDED
                                                                 APRIL 30, 1997   OCT. 31, 1996     APRIL 30, 1997  OCT. 31, 1996
                                                                ----------------  -------------    ---------------- -------------
                                                                   (UNAUDITED)                        (UNAUDITED)
OPERATIONS:
   Net Investment Income                                           $   42,856      $   79,076           $ 20,905       $ 34,072
   Net Realized Gain (Loss)                                             7,809             487              1,777         (9,671)
   Change in Unrealized Appreciation/Depreciation                      (7,265)         (3,061)            (7,537)         1,224
                                                                   ----------      ----------           --------       --------
   Increase in Net Assets Resulting from Operations                    43,400          76,502             15,145         25,625

CAPITAL SHARE TRANSACTIONS                                             99,465          67,322             54,619        189,900

DISTRIBUTIONS:
   From Net Investment Income                                         (42,366)        (79,076)           (20,905)       (34,072)
   In Excess of Net Investment Income                                      --             (10)                --             --
                                                                   ----------      ----------           --------       --------
TOTAL INCREASE IN NET ASSETS                                          100,499          64,738             48,859        181,453

NET ASSETS:
   Beginning of Period                                              1,147,811       1,083,073            637,685        456,232
                                                                   ----------      ----------           --------       --------
   End of Period                                                   $1,248,310      $1,147,811           $686,544       $637,685
                                                                   ==========      ==========           ========       ========





                                                                        STRONG CORPORATE                   STRONG HIGH-YIELD
                                                                            BOND FUND                          BOND FUND
                                                                -------------------------------    ------------------------------
                                                                SIX MONTHS ENDED   YEAR ENDED      SIX MONTHS ENDED PERIOD ENDED
                                                                 APRIL 30, 1997   OCT. 31, 1996     APRIL 30, 1997  OCT. 31, 1996
                                                                ----------------  -------------    ---------------- -------------
                                                                   (UNAUDITED)                        (UNAUDITED)     (NOTE 1)
OPERATIONS:
   Net Investment Income                                           $   10,351      $   18,955           $ 15,142       $  6,558
   Net Realized Gain (Loss)                                             3,816             (78)             7,946          3,062
   Change in Unrealized Appreciation/Depreciation                      (4,518)          1,078             (3,392)         3,742
                                                                   ----------      ----------           --------       --------
   Increase in Net Assets Resulting from Operations                     9,649          19,955             19,696         13,362

CAPITAL SHARE TRANSACTIONS                                             21,406          78,547            109,376        210,198

DISTRIBUTIONS:
   From Net Investment Income                                         (10,351)        (18,955)           (15,142)        (6,558)
   In Excess of Net Investment Income                                      --              --             (3,167)            --
                                                                   ----------      ----------           --------       --------
TOTAL INCREASE IN NET ASSETS                                           20,704          79,547            110,763        217,002

NET ASSETS:
   Beginning of Period                                                297,608         218,061            217,002             --
                                                                   ----------      ----------           --------       --------
   End of Period                                                   $  318,312      $  297,608           $327,765       $217,002
                                                                   ==========      ==========           ========       ========

                                            See notes to financial statements.


                                                                                                                                  23

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

1.   ORGANIZATION
     The Strong Income Funds consist of Strong Short-Term Bond Fund, Inc., Strong Government Securities Fund, Inc., Strong Corporate Bond Fund, Inc., and Strong High-Yield Bond Fund (a series of Strong Income Funds, Inc.). The Funds are diversified, open-end management investment companies registered under the Investment Company Act of 1940. The inception date for the Strong High-Yield Bond Fund was December 28, 1995.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued through valuations obtained by a commercial pricing service or the mean of the bid and asked prices, when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at April 30, 1997 were as follows (in thousands):

                                            STRONG SHORT-TERM      STRONG GOVERNMENT     STRONG CORPORATE     STRONG HIGH-YIELD
                                                BOND FUND           SECURITIES FUND          BOND FUND            BOND FUND
                                            -----------------      -----------------     ----------------     -----------------
          Aggregate Cost                         $283,222              $88,572              $118,056              $75,371
          Aggregate Fair Value                    283,712               87,850               117,412               75,832
          Percent of Net Assets                    22.7%*                12.8%**               36.9%***            23.1%****

          * Of these securities, which are restricted from resale, 70.1% are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

          ** Of these securities, which are restricted from resale, 88.1% are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

          *** Of these securities, which are restricted from resale, 86.0% are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

          **** Of these securities, which are restricted from resale, 89.7% are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

--------------------------------------------------------------------------------
     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets and forward foreign currency exchange contracts for purposes of hedging the Funds' investment portfolios involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   NET ASSETS
     Net assets as of April 30, 1997 were as follows (in thousands):

                                               STRONG SHORT-TERM    STRONG GOVERNMENT     STRONG CORPORATE    STRONG HIGH-YIELD
                                                   BOND FUND         SECURITIES FUND          BOND FUND           BOND FUND
                                               -----------------    -----------------     ----------------    -----------------
     Capital Stock                               $1,321,911             $695,336             $357,773            $319,574
     Undistributed Net Investment Income                491                  --                   --                  --
     Undistributed Net Realized Gain (Loss)         (78,182)              (9,666)             (40,684)              7,841
     Net Unrealized Appreciation                      4,090                  874                1,223                 350
                                                 ----------             --------             --------            --------
                                                 $1,248,310             $686,544             $318,312            $327,765
                                                 ==========             ========             ========            ========

4.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Funds for the six months ended April 30, 1997 and the period ended October 31, 1996, respectively, were as follows (in thousands):

                                                           1997                               1996
                                                  ---------------------              ---------------------
                                                  SHARES        DOLLARS              SHARES        DOLLARS
                                                  ------        -------              ------        -------
     STRONG SHORT-TERM BOND FUND
     Shares Sold                                  31,794       $310,806              53,424       $521,038
     Dividends Reinvested                          3,637         35,565               6,630         64,589
     Shares Redeemed                             (25,253)      (246,906)            (53,200)      (518,305)
                                                 -------       --------             -------       --------
                                                  10,178       $ 99,465               6,854       $ 67,322
                                                 =======       ========             =======       ========
     STRONG GOVERNMENT SECURITIES FUND
     Shares Sold                                  17,856       $186,301              41,596       $434,098
     Dividends Reinvested                          1,690         17,669               2,683         27,954
     Shares Redeemed                             (14,315)      (149,351)            (26,228)      (272,152)
                                                 -------       --------             -------       --------
                                                   5,231       $ 54,619              18,051       $189,900
                                                 =======       ========             =======       ========
     STRONG CORPORATE BOND FUND
     Shares Sold                                   7,985       $ 85,443              22,680       $239,496
     Dividends Reinvested                            810          8,671               1,470         15,401
     Shares Redeemed                              (6,792)       (72,708)            (16,839)      (176,350)
                                                 -------       --------             -------       --------
                                                   2,003       $ 21,406               7,311       $ 78,547
                                                 =======       ========             =======       ========
     STRONG HIGH-YIELD BOND FUND
     Shares Sold                                  37,008       $426,059              26,782       $292,590
     Dividends Reinvested                          1,349         15,476                 371          4,077
     Shares Redeemed                             (28,880)      (332,159)             (7,885)       (86,469)
                                                 -------       --------             -------       --------
                                                   9,477       $109,376              19,268       $210,198
                                                 =======       ========             =======       ========

                                                                                                                             25

--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Government Securities Fund .60%, Strong Short-Term Bond Fund, Strong Corporate Bond Fund and Strong High-Yield Bond Fund .625%. Advisory fees are subject to reimbursement by the Advisor if the Funds' operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash reserves in money market funds sponsored and managed by Strong Capital Management, Inc., subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, the Advisor remits to each Fund an amount equal to all fees otherwise due to them under their investment advisory agreement for the assets invested in such money market funds.

     Certain information regarding related party transactions, excluding the effects of waivers and reimbursements, for the six months ended April 30, 1997 is as follows (in thousands):

                                           STRONG SHORT-TERM   STRONG GOVERNMENT  STRONG CORPORATE   STRONG HIGH-YIELD
                                               BOND FUND        SECURITIES FUND       BOND FUND          BOND FUND
                                           -----------------   -----------------  ----------------   -----------------
     Payable to/(Receivable from)
       Advisor at April 30, 1997                  $70                 $25               ($1)               $24
     Other Shareholder Servicing Expenses
       Paid to Advisor                             16                   5                 5                  2
     Unaffiliated Directors' Fees                   8                   5                 3                  2

6.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the six months ended April 30, 1997 were as follows (in thousands):

                                               STRONG SHORT-TERM     STRONG GOVERNMENT     STRONG CORPORATE      STRONG HIGH-YIELD
                                                   BOND FUND          SECURITIES FUND          BOND FUND             BOND FUND
                                               -----------------     -----------------     ----------------      -----------------
     Purchases:
       U.S. Government and Agency                  $208,716            $1,044,388              $374,586              $ 11,682
       Other                                        991,280               651,473               624,237               834,804

     Sales:
       U.S. Government and Agency                   210,460               981,543               385,910                11,663
       Other                                        986,718               663,692               593,282               752,771

7.   INCOME TAX INFORMATION
     At April 30, 1997, the investment cost and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows (in thousands):

                                   STRONG SHORT-TERM     STRONG GOVERNMENT    STRONG CORPORATE       STRONG HIGH-YIELD
                                       BOND FUND          SECURITIES FUND         BOND FUND              BOND FUND
                                   -----------------     -----------------    ----------------       -----------------
     Aggregate Investment Cost         $1,235,922            $694,219              $323,565              $335,938
                                       ==========            ========              ========              ========
     Aggregate Unrealized:
      Appreciation                     $   18,941            $  6,766              $  4,379              $  5,557
      Depreciation                        (19,175)             (6,516)               (3,321)               (5,265)
                                       -----------           ---------             ---------             ---------
                                      ($      234)           $    250              $  1,058              $    292
                                       ===========           =========              ========              ========

     Capital Loss Carryovers
      (at October 31, 1996)            $   77,981            $ 10,333              $ 43,839              $     __
                                       ==========            ========              ========              =========

     Capital  loss   carryovers   expire  in  varying   amounts   through  2004.
     Approximately $36,659 (in thousands) of the capital loss carryovers of Strong Corporate Bond Fund expire in 1998.

FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------


STRONG SHORT-TERM BOND FUND
----------------------------------------------------------------------------------------------------------------------
                                                           SELECTED PER-SHARE DATA(a)
                 -----------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS
                            ----------------------------------  -----------------------------------------
                                       Net Realized
                 Net Asset            And Unrealized   Total               In Excess                         Net Asset
                   Value,     Net         Gains        From     From Net   Of Net     From Net                 Value,
                 Beginning  Investment (Losses) On  Investment Investment Investment  Realized     Total       End Of
                 Of Period   Income    Investments  Operations   Income     Income    Gains    Distributions   Period

April 30, 1997(b)  $ 9.75    $0.35          __        $0.35     ($0.34)       __        __        ($0.34)     $ 9.76
Oct. 31, 1996        9.77     0.69      ($0.02)        0.67      (0.69)       __        __         (0.69)       9.75
Oct. 31, 1995 (c)    9.42     0.56        0.35         0.91      (0.56)       __        __         (0.56)       9.77
Dec. 31, 1994       10.23     0.64       (0.80)       (0.16)     (0.65)       __        __         (0.65)       9.42
Dec. 31, 1993        9.99     0.66        0.25         0.91      (0.66)    ($0.01)      __         (0.67)      10.23
Dec. 31, 1992       10.12     0.76       (0.11)        0.65      (0.76)       __     ($0.02)(d)    (0.78)       9.99


STRONG SHORT-TERM BOND FUND (continued)
---------------------------------------------------------------------------------------
                                     RATIOS AND SUPPLEMENTAL DATA
                   ---------------------------------------------------------------------
                            Net                 Ratio Of Expenses  Ratio Of Net
                           Assets,    Ratio Of    To Average      Net Investment
                           End Of     Expenses   Assets Without      Income     Portfolio
                  Total  Period (In  To Average   Waivers And      To Average   Turnover
                  Return   Millions) Net Assets   Absorptions      Net Assets     Rate

April 30, 1997(b)  +3.7%   $1,248       0.9%*        0.9%*            7.2%*      101.9%
Oct. 31, 1996      +7.1%    1,148       0.9%         0.9%             7.1%       191.5%
Oct. 31, 1995 (c)  +9.9%    1,083       0.9%*        0.9%*            7.0%*      317.1%
Dec. 31, 1994      -1.6%    1,041       0.9%         0.9%             6.5%       249.7%
Dec. 31, 1993      +9.3%    1,532       0.8%         0.9%             6.3%       444.9%
Dec. 31, 1992      +6.7%      757       0.6%         0.9%             7.3%       353.3%


*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 1997 (Unaudited). Total return and portfolio turnover rate are not annualized.
(c)  Total return and portfolio turnover rate are not annualized.
(d)  Ordinary income distribution for tax purposes.



STRONG GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                           SELECTED PER-SHARE DATA(a)
                 ---------------------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                            ----------------------------------  -----------------------------------------------------
                                       Net Realized
                 Net Asset            And Unrealized   Total               In Excess            In Excess              Net Asset
                   Value,     Net         Gains        From     From Net   Of Net     From Net  Of Net                  Value,
                 Beginning  Investment (Losses) On  Investment Investment Investment  Realized  Realized    Total       End Of
                 Of Period   Income    Investments  Operations   Income     Income    Gains     Gains   Distributions   Period

April 30, 1997(b)  $10.44    $0.33      ($0.09)       $0.24     ($0.33)       __        __        __       ($0.33)      $10.35
Oct. 31, 1996       10.60     0.63       (0.16)        0.47      (0.63)       __        __        __        (0.63)       10.44
Oct. 31, 1995(c)     9.63     0.54        0.99         1.53      (0.54)    ($0.02)      __        __        (0.56)       10.60
Dec. 31, 1994       10.61     0.62       (0.98)       (0.36)     (0.62)       __        __        __        (0.62)        9.63
Dec. 31, 1993       10.39     0.66        0.63         1.29      (0.66)       __      ($0.32)   ($0.09)     (1.07)       10.61
Dec. 31, 1992       10.77     0.80        0.11         0.91      (0.80)       __       (0.49)     __        (1.29)       10.39


STRONG GOVERNMENT SECURITIES FUND (continued)

-----------------------------------------------------------------------------------------
                                     RATIOS AND SUPPLEMENTAL DATA
                  -----------------------------------------------------------------------
                            Net                 Ratio Of Expenses  Ratio Of Net
                           Assets,    Ratio Of    To Average      Net Investment
                           End Of     Expenses   Assets Without      Income     Portfolio
                  Total  Period (In  To Average   Waivers And      To Average   Turnover
                  Return   Millions) Net Assets   Absorptions      Net Assets     Rate

April 30, 1997(b) +2.3%     $687        0.8%*         0.8%*         6.3%*        253.9%
Oct. 31, 1996     +4.6%      638        0.9%          0.9%          6.0%         457.6%
Oct. 31, 1995(c) +16.2%      456        0.9%*         0.9%*         6.2%*        409.2%
Dec. 31, 1994     -3.4%      277        0.9%          0.9%          6.2%         479.0%
Dec. 31, 1993    +12.7%      222        0.8%          1.0%          6.0%         520.9%
Dec. 31, 1992     +9.2%       82        0.7%          1.2%          7.7%         628.8%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 1997 (Unaudited). Total return and portfolio turnover rate are not annualized.
(c)  Total return and portfolio turnover rate are not annualized.


FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------------------------


STRONG CORPORATE BOND FUND
---------------------------------------------------------------------------------------------------------------------------
                                     SELECTED PER-SHARE DATA (a)
                      -----------------------------------------------------------------------------------------------------
                                   INCOME FROM INVESTMENT OPERATIONS               LESS DISTRIBUTIONS
                                  -------------------------------------  --------------------------------------
                                               Net Realized
                      Net Asset               and Unrealized    Total                 In Excess                 Net Asset
                        Value,       Net          Gains         from      From Net     of Net                     Value,
                      Beginning   Investment   (Losses)on    Investment  Investment   Investment     Total       End of
                      of Period     Income     Investments   Operations    Income       Income    Distributions  Period

April 30, 1997 (b)     $10.64       $0.36       ($0.02)        $0.34      ($0.36)        --         ($0.36)      $10.62
Oct. 31, 1996           10.56        0.73         0.08          0.81       (0.73)        --          (0.73)       10.64
Oct. 31, 1995 (c)        9.36        0.63         1.22          1.85       (0.63)      ($0.02)       (0.65)       10.56
Dec. 31, 1994           10.24        0.73        (0.87)        (0.14)      (0.73)       (0.01)       (0.74)        9.36
Dec. 31, 1993            9.40        0.70         0.84          1.54       (0.70)        --          (0.70)       10.24
Dec. 31, 1992            9.37        0.82         0.03          0.85       (0.82)        --          (0.82)        9.40

STRONG CORPORATE BOND FUND (continued)
--------------------------------------------------------------------------------
                                  RATIOS AND SUPPLEMENTAL DATA
                     --------------------------------------------------------


                                  Net                  Ratio of Net
                                Assets,     Ratio of    Investment
                                End of      Expenses      Income    Portfolio
                      Total   Period (In   to Average   to Average   Turnover
                     Return    Millions)   Net Assets   Net Assets     Rate

April 30, 1997 (b)    +3.2%      $318         1.0%*        6.8%*      322.3%
Oct. 31, 1996         +8.0%       298         1.0%         7.0%       672.8%
Oct. 31, 1995 (c)    +20.3%       218         1.0%*        7.5%*      621.4%
Dec. 31, 1994         -1.3%       123         1.1%         7.6%       603.0%
Dec. 31, 1993        +16.8%       123         1.1%         7.0%       665.8%
Dec. 31, 1992         +9.4%       103         1.3%         8.7%       557.0%




*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 1997 (Unaudited). Total return and portfolio turnover rate are not annualized.
(c)  Total return and portfolio turnover rate are not annualized.

STRONG HIGH-YIELD BOND FUND
---------------------------------------------------------------------------------------------------------------------------
                                     SELECTED PER-SHARE DATA (a)
                      -----------------------------------------------------------------------------------------------------
                                   INCOME FROM INVESTMENT OPERATIONS               LESS DISTRIBUTIONS
                                  -------------------------------------  --------------------------------------
                                               Net Realized
                      Net Asset               and Unrealized    Total                 In Excess                 Net Asset
                        Value,       Net          Gains         from      From Net     of Net                     Value,
                      Beginning   Investment   (Losses)on    Investment  Investment   Investment     Total       End of
                      of Period     Income     Investments   Operations    Income       Income    Distributions  Period

April 30, 1997 (b)     $11.26       $0.53        $0.27         $0.80      ($0.53)      ($0.13)      ($0.66)      $11.40
Oct. 31, 1996 (c)       10.00        0.84         1.26          2.10       (0.84)        --          (0.84)       11.26


STRONG HIGH-YIELD BOND FUND (continued)
--------------------------------------------------------------------------------------------------
                                              RATIOS AND SUPPLEMENTAL DATA
                     -----------------------------------------------------------------------------

                                  Net                 Ratio of Expenses  Ratio of Net
                                Assets,     Ratio of   to Average Net    Investment
                                End of      Expenses   Assets Without     Income      Portfolio
                      Total   Period (In   to Average  Waivers and       to Average   Turnover
                     Return    Millions)   Net Assets  Absorptions       Net Assets     Rate

April 30, 1997 (b)    +7.3%      $328         0.2%*      0.8%*             9.4%*       256.3%
Oct. 31, 1996 (c)    +21.7%       217         0.0%*      1.0%*             9.6%*       390.8%


*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 1997 (Unaudited). Total return and portfolio turnover rate are not annualized.
(c) Inception date is December 28, 1995. Total return and portfolio turnover rate are not annualized.

                                    DIRECTORS
                                Richard S. Strong
                                  John Dragisic
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                            John Dragisic, President
                       Lawrence A. Totsky, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                         Strong Funds Distributors, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.
                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



                    [PICTURE OF STRONG WEB SITE ON COMPUTER]
                                 Strong On-line
                              www.strong-funds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                    Strong Funds Distributors, Inc. 5209E97               97SINC